PROSPECTUS SUPPLEMENT
(To Prospectus dated July 23, 1998)

                 Discover(R) Card Master Trust I, Series 1998-6
                     $500,000,000 5.85% CLASS A CREDIT CARD
                           PASS-THROUGH CERTIFICATES
                     $26,316,000 6.05% CLASS B CREDIT CARD
                           PASS-THROUGH CERTIFICATES

                            Greenwood Trust Company
                      Master Servicer, Servicer and Seller
                            ------------------------

    Each of the 5.85% Class A Credit Card Pass-Through Certificates (the "Class A Certificates") and each of the 6.05% Class B Credit Card Pass-Through Certificates (the "Class B Certificates," and together with the Class A Certificates, the "Investor Certificates") will represent an undivided interest in the Discover Card Master Trust I (the "Trust "), formed pursuant to a Pooling and Servicing Agreement, as amended, between Greenwood Trust Company ("Greenwood") as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, dated as of
                            (Continued on next page)

    There currently is no secondary market for the Investor Certificates and there is no assurance that one will develop.
                            ------------------------

  FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE PURCHASERS OF THE INVESTOR CERTIFICATES, SEE "RISK FACTORS" ON PAGE 6 OF THE
                                  PROSPECTUS.
                            ------------------------

THE INVESTOR CERTIFICATES REPRESENT INTERESTS IN THE TRUST AND DO NOT REPRESENT
  INTERESTS IN OR OBLIGATIONS OF GREENWOOD TRUST COMPANY. NEITHER THE INVESTOR
     CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                              GOVERNMENTAL AGENCY.
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                            ------------------------

                                                                          UNDERWRITING
                                                        PRICE TO         DISCOUNTS AND       PROCEEDS TO
                                                       PUBLIC(1)         COMMISSIONS(2)    GREENWOOD(1)(3)
                                                   ------------------    --------------    ---------------
Per Class A Certificate..........................      99.421875%            0.275%          99.146875%
    Total........................................   $497,109,375.00      $1,375,000.00     $495,734,375.00
Per Class B Certificate..........................      99.515625%            0.300%          99.215625%
    Total........................................    $26,188,531.87        $78,948.00      $26,109,583.87

------------
    (1) Plus accrued interest, if any, at the applicable Certificate Rate from July 30, 1998.
    (2) Greenwood has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933.
    (3) Before deduction of expenses payable by Greenwood estimated at $675,000.
                            ------------------------

    The Investor Certificates are offered by the Underwriters, as specified herein, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part. It is expected that the Investor Certificates will be delivered in book-entry form through the facilities of The Depository Trust Company, Cedel Bank, societe anonyme and the Euroclear System on or about July 30, 1998.
                            ------------------------

                    Underwriters of the Class A Certificates

MORGAN STANLEY DEAN WITTER

               ABN AMRO INCORPORATED

                              BANCAMERICA ROBERTSON STEPHENS

                                          FIRST UNION CAPITAL MARKETS

                    Underwriter of the Class B Certificates

                           MORGAN STANLEY DEAN WITTER

July 23, 1998

(Continued from previous page)

October 1, 1993. The property of the Trust includes a pool of receivables (the "Receivables") arising under selected Discover Card accounts in the portfolio of Discover Card accounts originated by Greenwood and all monies due or to become due in payment of the Receivables. The Investor Certificates will be issued pursuant to the Pooling and Servicing Agreement and the Series 1998-6 Supplement, dated as of July 30, 1998. Collections of Receivables allocable to the Class B Certificates will be reallocated to the extent necessary to fund certain payments with respect to the Class A Certificates. The holders of the Class B Certificates will have the exclusive direct benefit of all monies on deposit in a cash collateral account as described herein. The cash collateral account initially will be funded with $21,052,640. The closing of the sale of each Class of Investor Certificates is conditioned upon the simultaneous closing of the sale of the other Class of Investor Certificates.

     Interest will accrue on the Class A Certificates at the rate of 5.85% per annum, and on the Class B Certificates at the rate of 6.05% per annum. Interest on the Class A Certificates and the Class B Certificates will be distributed on the 15th day of each July and January (or, if such day is not a Business Day, the next succeeding Business Day) commencing in January 1999, and, with respect to the Class B Certificates, on the Class B Expected Final Payment Date, or may be distributed monthly under certain circumstances. The principal of the Class A Certificates is scheduled to be paid on July 15, 2003 (or, if such day is not a Business Day, the next succeeding Business Day), but may be paid earlier or later, or monthly, under certain circumstances. The principal of the Class B Certificates, which will not be paid until after the final principal payment has been made with respect to the Class A Certificates, is scheduled to be paid on August 15, 2003 (or, if such day is not a Business Day, the next succeeding Business Day), but may be paid earlier or later, or monthly, under certain circumstances. See "Description of the Investor Certificates -- Principal Payments" and "Final Payment of Principal; Termination of Series" herein and in the Prospectus.

     The Trust previously has issued other series of investor certificates that evidence undivided interests in the Trust and expects to issue additional series from time to time in the future.

     No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus in connection with the offering described herein, and, if given or made, such information or representation must not be relied upon as having been authorized by Greenwood or the Underwriters. Neither this Prospectus Supplement nor the Prospectus constitutes an offer to sell or a solicitation of an offer to buy any securities other than those specifically offered hereby, nor does either constitute an offer to sell or a solicitation of an offer to buy any securities offered hereby in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in such jurisdiction. Neither the delivery of this Prospectus Supplement or the Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information herein is correct as of any time subsequent to the date of this Prospectus Supplement.

     Application will be made to list the Investor Certificates on the Luxembourg Stock Exchange.

     THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE SERIES 1998-6 INVESTOR CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE SERIES 1998-6 INVESTOR CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                               TABLE OF CONTENTS
                             PROSPECTUS SUPPLEMENT

                                                       PAGE
                                                       ----
Series Summary.......................................   S-4
The Discover Card Business...........................   S-7
  General............................................   S-7
  Credit-Granting Procedures.........................   S-8
  Collection Efforts.................................   S-9
The Accounts.........................................   S-9
  General............................................   S-9
  Billing and Payments...............................  S-10
  Effects of the Selection Process...................  S-11
  Composition of the Accounts........................  S-11
Composition and Historical Performance of the
 Discover Card Portfolio.............................  S-12
  General............................................  S-12
  Composition of the Discover Card Portfolio.........  S-12
  Payment of the Investor Certificates...............  S-15
Description of the Investor Certificates.............  S-17
  General............................................  S-17

                                                       PAGE
                                                       ----
  Interest Payments..................................  S-17
  Principal Payments.................................  S-18
  Investor Accounts..................................  S-19
  Allocations, Reallocations and Subordination of
    Collections......................................  S-20
  Reimbursement of Charged-Off Amounts; Investor
    Losses...........................................  S-22
  Distributions of Collections and Application of
    Collections and Certain Other Amounts............  S-23
  Series Yield Factor................................  S-28
  Amortization Events................................  S-28
  Final Payment of Principal; Termination of
    Series...........................................  S-29
  Description of the Credit Enhancement..............  S-29
Reports to Investor Certificateholders...............  S-31
Underwriting.........................................  S-32
Legal Matters........................................  S-33
Glossary of Terms....................................  S-34
ANNEX A -- Other Series..............................  S-45

                                   PROSPECTUS

Reports to Investor Certificateholders...............     2
Incorporation of Certain Documents by Reference......     2
Prospectus Summary...................................     3
Risk Factors.........................................     6
The Trust............................................    12
  Formation of the Trust.............................    12
  The Trustee........................................    12
  Indemnification of the Trust and the Trustee.......    13
  Sale and Assignment of Receivables to the Trust....    13
  Addition of Accounts...............................    13
  Removal of Accounts................................    15
  Termination of the Trust...........................    15
Description of the Investor Certificates.............    15
  General............................................    15
  Interest Payments..................................    16
  Principal Payments.................................    16
  Issuance of Additional Series......................    17
  Collections Account and Group Collections
    Accounts.........................................    17
  Class Percentages and Seller Percentage............    18
  Allocations, Reallocations and Subordination of
    Collections......................................    18
  Adjustments to Receivables.........................    19
  Distributions of Collections and Application of
    Collections and Certain Other Amounts............    20
  Additional Funds...................................    20
  Final Payment of Principal; Termination of
    Series...........................................    20
  Credit Enhancement.................................    21
  Repurchase of Trust Portfolio......................    21
  Repurchase of Specified Receivables................    22
  Repurchase of a Series.............................    23
  Repurchase of Investor Certificates................    23
  Sale of Seller Interest............................    23
  Reallocation of Series Among Groups................    24
  Amendments.........................................    24
  List of Investor Certificateholders................    25
  Meetings...........................................    25
  Book-Entry Registration............................    25
  Definitive Certificates............................    28
Servicing............................................    28
  Master Servicer and Servicer.......................    28
  Servicing Compensation and Payment of Expenses.....    29
  Certain Matters Regarding the Master Servicer and
    the Servicers....................................    30
  Master Servicer Termination Events.................    30
  Servicer Termination Events........................    31
  Evidence as to Compliance..........................    32
The Seller...........................................    32
  Greenwood..........................................    32
  Insolvency-Related Matters.........................    33
Certain Legal Matters Relating to the Receivables....    34
  Transfer of Receivables............................    34
  Certain UCC Matters................................    34
  Consumer Protection Laws and Debtor Relief Laws
    Applicable to the Receivables....................    35
  Claims and Defenses of Cardmembers Against the
    Trust............................................    35
Use of Proceeds......................................    36
Certain Federal Income Tax Consequences..............    36
  General............................................    36
  Tax Treatment of the Investor Certificates as
    Indebtedness.....................................    36
  United States Investor Certificateholders..........    37
  Foreign Investor Certificateholders................    39
  Backup Withholding and Information Reporting.......    40
  Possible Characterization of the Investor
    Certificates.....................................    40
Certain State Income Tax Consequences................    42
ERISA Considerations.................................    43
Plan of Distribution.................................    44
Legal Matters........................................    46
Available Information................................    46
Glossary of Terms....................................    47
ANNEX I -- Global Clearance, Settlement and Tax
  Documentation Procedures...........................    57

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE INVESTOR CERTIFICATES OFFERED HEREBY AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

     THE UNDERWRITERS AND THE COMPANY HAVE AGREED THAT THE CLOSING OF THE SALE OF THE INVESTOR CERTIFICATES TO THE UNDERWRITERS WILL OCCUR FIVE BUSINESS DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT OR AT SUCH LATER DATE AS THEY MAY MUTUALLY AGREE.

                                 SERIES SUMMARY

     The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus Supplement, the Prospectus and the Series Supplement. Reference is made to the Glossary of Terms herein and the Glossary of Terms in the Prospectus for the definitions of certain capitalized terms.

TITLE OF SECURITIES...........   Discover Card Master Trust I, Series 1998-6
                                 5.85% Class A Credit Card Pass-Through
                                 Certificates and Series 1998-6 6.05% Class B
                                 Credit Card Pass-Through Certificates.

CLASS INITIAL INVESTOR
INTERESTS.....................   Class A Certificates: $500,000,000.
                                 Class B Certificates: $26,316,000.

INTEREST ON INVESTOR
CERTIFICATES..................   Class A Certificates: 5.85% per annum,
                                 calculated on the basis of a 360-day year of twelve 30-day months (or, in the case of accrual of interest to be allocated on the August 1998 Distribution Date, on the basis of the number of days elapsed and a 360-day year, assuming the month of July has 30 days);
                                 payable on the 15th day of each July and January (or, if such day is not a Business Day, the next succeeding Business Day), commencing in January 1999 (or monthly under certain circumstances).

                                 Class B Certificates: 6.05% per annum,
                                 calculated on the basis of a 360-day year of twelve 30-day months (or, in the case of accrual of interest to be allocated on the August 1998 Distribution Date, on the basis of the number of days elapsed and a 360-day year, assuming the month of July has 30 days); payable on the 15th day of each July and January (or, if such day is not a Business Day, the next succeeding Business Day), commencing in January 1999, and on the Class B Expected Final Payment Date (or monthly under certain circumstances).

                                 See "Description of the Investor Certificates -- Interest Payments" herein and in the Prospectus.

PRINCIPAL ON INVESTOR
CERTIFICATES..................   Class A Certificates: Payable on July 15, 2003
                                 (or, if such day is not a Business Day, the next succeeding Business Day) (the "Class A
                                 Expected Final Payment Date"), unless an
                                 Amortization Event occurs, in which case principal will be distributed monthly and the final payment of principal may be made either before or after such date.

                                 Class B Certificates: Payable on August 15,
                                 2003 (or, if such day is not a Business Day, the next succeeding Business Day) (the "Class B Expected Final Payment Date"), unless an Amortization Event occurs, in which case principal will be distributed monthly and the final payment of principal may be made either before or after such date. No principal will be paid to holders of Class B Certificates until the final principal payment with respect to the Class A Certificates has been made.

                                 See "Description of the Investor Certificates -- Principal Payments" herein and in the Prospectus.

SERIES CUT-OFF DATE...........   July 1, 1998.

SERIES CLOSING DATE...........   July 30, 1998.

PRINCIPAL COMMENCEMENT DATE...   The first day of the Due Period related to the
                                 August 2002 Distribution Date (or, such later
                                 Distribution Date as the Master Servicer shall elect in accordance with the Series
                                 Supplement). See "Description of the Investor
                                 Certificates -- Principal Payments -- Variable
                                 Accumulation Period."

REVOLVING PERIOD..............   From and including the Series Cut-Off Date to
                                 but excluding the earlier of (i) the Principal
                                 Commencement Date and (ii) the Amortization
                                 Commencement Date.

ACCUMULATION PERIOD...........   Unless an Amortization Event has occurred
                                 during the Revolving Period, from and including the Principal Commencement Date until the earliest of (i) the payment in full of the Series Invested Amount, (ii) the Amortization
                                 Commencement Date and (iii) the Series
                                 Termination Date.

AMORTIZATION PERIOD...........   The Amortization Period, if any, will begin on
                                 the Amortization Commencement Date and continue until the earlier of (i) the payment in full of the Series Invested Amount and (ii) the Series
                                 Termination Date.

CLASS A EXPECTED FINAL PAYMENT
  DATE........................   The Distribution Date in July 2003.

CLASS B EXPECTED FINAL PAYMENT
  DATE........................   The Distribution Date in August 2003.

SERIES TERMINATION DATE.......   The first Business Day following the
                                 Distribution Date in January 2006.

SUBORDINATION OF CLASS B
  CERTIFICATES................   The Class B Certificates are subordinated in
                                 right of payment to the Class A Certificates, to the extent of the Available Subordinated
                                 Amount at the time any such subordinated payment is made. The Available Subordinated
                                 Amount initially will be $44,736,860, which amount may be reduced, reinstated or increased from time to time. The Available Subordinated
                                 Amount will be increased following an Effective
                                 Alternative Credit Support Election by
                                 $26,315,800.

CREDIT ENHANCEMENT............   Credit Enhancement initially will consist
                                 solely of a cash collateral account for the exclusive direct benefit of the Class B
                                 Certificateholders.

                                 The initial amount of the Credit Enhancement is $21,052,640. The Credit Enhancement Account may be drawn upon from time to time to reimburse the Class B Certificateholders under certain circumstances as described herein for amounts that otherwise would reduce the Class B Investor Interest. The maximum amount of Credit Enhancement as of any Distribution Date will be the greater of (i) $5,263,160 and (ii) (x) if a Supplemental Credit Enhancement Event has not occurred, an amount equal to 4.0% of the Series Investor Interest as of the last day of the related Due Period, or (y) if a Supplemental Credit Enhancement Event has occurred, an amount equal to 5.0% of the Series Investor Interest as of the last day of the related Due Period (or, following an Effective Alternative Credit Support Election, the greater of $5,263,160 and an amount equal to 8.5% of the Series Investor Interest as of the last day of the related Due Period); provided, however, that if an Amortization Event occurs, the maximum amount of Credit Enhancement for each Distribution Date thereafter will be the maximum amount of Credit Enhancement immediately prior to the occurrence of the Amortization Event; and provided, further, that if any drawing has been made on the Credit Enhancement then, until the Credit Enhancement has been reinstated in an amount at least equal to the amount of the drawing, the maximum amount of

                                 Credit Enhancement will be the maximum amount of Credit Enhancement at the time the drawing was made.

                                 See "Risk Factors -- Credit Enhancement" in the Prospectus and "Description of the Investor Certificates -- Credit Enhancement" herein and in the Prospectus.

PREVIOUSLY ISSUED SERIES......   Twenty-two series of investor certificates in
                                 Group One and one series of investor
                                 certificates in Group Two have previously been issued by the Trust and are currently outstanding. See "Annex A -- Other Series" for a summary of the terms of the other series of investor certificates issued by the Trust and currently outstanding.

PARTICIPATION WITH OTHER
SERIES........................   The Investor Certificates initially will be
                                 included in the "Group One" group of series. In addition to the series already outstanding, additional series in Group One or in other
                                 Groups are expected to be issued by the Trust from time to time in the future. The Series offered hereby will be eligible to receive reallocated Collections from any other Group
                                 One series issued by the Trust that provides for such reallocations. The Master Servicer may from time to time, subject to certain conditions, move the Series offered hereby, and any other series, from one Group to another
                                 Group. See "Description of the Investor
                                 Certificates -- Reallocation of Series Among
                                 Groups" in the Prospectus.

SUBORDINATION OF SERIES.......   The Investor Certificates of the Series offered
                                 hereby will not be subordinated in right of payment to any other series that may be issued by the Trust.

THE RECEIVABLES...............   The Receivables in the Accounts as of July 1,
                                 1998 totaled $21,086,742,705.80. Greenwood is
                                 considering adding approximately $3,000,000,000 of Receivables to the Trust. There can be no assurance, however, as to when or whether such Receivables will be added.

RATING OF THE INVESTOR
  CERTIFICATES................   It is a condition of issuance that the Class A
                                 Certificates be rated "AAA" and "Aaa" by Standard & Poor's and Moody's, respectively, and that the Class B Certificates be rated at least "A" and "A2" or the equivalent by Standard & Poor's and Moody's, respectively.

ERISA CONSIDERATIONS..........   It is expected that the assets of an ERISA plan
                                 that invests in the Class A Certificates would not be deemed to include an interest in the assets of the Trust. The Class B Certificates may not be acquired by any employee benefit plan that is subject to ERISA. See "ERISA
                                 Considerations" in the Prospectus for
                                 additional information concerning this and other ERISA issues.

LISTING.......................   Application will be made to list the Investor
                                 Certificates on the Luxembourg Stock Exchange.

                           THE DISCOVER CARD BUSINESS

GENERAL

     The Receivables that Greenwood has conveyed to the Trust pursuant to the Pooling and Servicing Agreement were generated from transactions made by holders of the Discover(R) Card, a general purpose credit and financial services card. The Receivables conveyed to the Trust on the Initial Closing Date and thereafter included only receivables arising under accounts in the Discover Card Portfolio, although receivables arising under accounts not included in the Discover Card Portfolio may be added to the Trust at a later date. See "The Trust -- Addition of Accounts" in the Prospectus. All references to the Discover Card in this section entitled "The Discover Card Business" relate exclusively to the Discover Card issued by Greenwood. With the exception of the small number of Discover Card Corporate Cards issued by an affiliate of Greenwood, Greenwood is the sole issuer of credit cards bearing the DISCOVER service mark. Greenwood has also issued, and may from time to time introduce, additional general purpose credit cards.

     The Discover Card was first issued in regional pilot markets in September 1985, and national distribution began in March 1986. The Discover Card issued by Greenwood affords cardmembers access to a revolving line of credit. The card can be used to purchase merchandise and services from participating service establishments. The number of service establishments that accept the Discover Card has continued to increase. For the 12 months ended November 30, 1997, approximately 405,000 new service establishments were enrolled. The Discover Card can also be used to obtain cash advances at automated teller machines and at certain other locations throughout the United States. Cash advances can also be obtained by means of checks written by cardmembers and drawn against their accounts. As of May 31, 1998, there were 33.8 million Discover Card accounts with 42.4 million cardmembers. The Discover Card issued by Greenwood may only be used for personal, family or household purposes due to banking statutes applicable to Greenwood. See "The Seller -- Greenwood" in the Prospectus.

     Each Discover Cardmember is subject to account terms and conditions that are uniform from state to state. See "The Accounts -- Billing and Payments." In all cases, the agreement governing the terms and conditions of the account (the "Cardmember Agreement") permits Greenwood to change the credit terms, including the rate of the periodic finance charge and the fees imposed on accounts, upon prior notice to cardmembers. Each Discover Card account is assigned a credit limit when the account is opened. Thereafter, individual credit limits may be increased or decreased, at Greenwood's discretion, from time to time. The credit limits on Discover Card accounts generally range from $1,000 to $6,000, although on occasion higher or lower limits may be authorized. Effective March 1, 1998, a cardmember will not be granted cash advances that exceed, in the aggregate, an amount equal to 50% of such cardmember's credit limit.

     There are additional features and services offered with the Discover Card accounts. One is the Cashback Bonus(R), in which Greenwood annually pays cardmembers a percentage of their purchase amounts, ranging up to one percent, based on their annual purchases. This amount is remitted to cardmembers in the form of a check or a credit to the cardmember's account. No such amounts will be paid from the property of the Trust. Another feature offered with the Discover Card accounts is a variable rate of periodic finance charges applied to a cardmember's account balance (except in certain limited circumstances) based on the prevailing prime rate plus a margin, the amount of such cardmember's purchases and the cardmember's payment history. See "The Accounts -- Billing and Payments." Greenwood also offers cardmembers money market deposit accounts, called Discover Saver's Accounts, and time deposits, called Discover Card CDs. These deposit products offer competitive rates of interest and are insured by the FDIC. To differentiate the Discover Card in the marketplace, Greenwood from time to time tests and implements new offers, promotions and features of the Discover Card.

     Greenwood, either directly, through its processing arrangements with its affiliate, NOVUS Services, Inc. ("NSI"), or through processing agreements with credit card processing facilities of unaffiliated third parties, performs all the functions required to service and operate the Discover Card accounts. These functions include new account solicitation, application processing, new account fulfillment, transaction authorization and processing, cardmember billing, payment processing, cardmember service and collection of delinquent accounts. There are currently multiple geographically dispersed operations centers maintained by Greenwood or NSI for servicing cardmembers. An additional operations center is maintained for processing accounts that have been charged-off as uncollectible.

     NSI has established arrangements with service establishments to accept the Discover Card and other credit, charge and financial transaction cards that carry the NOVUS(R) logo for cash advances and as the means of payment for merchandise and services. Greenwood contracts with NSI to have cards issued by Greenwood (including the Discover Card) accepted at those establishments. The ability to generate new receivables requires locations where the Discover Card can be used. NSI employs a national sales and service force to maintain and increase the size of its service establishment base. Additional operations centers that currently are maintained by NSI are devoted primarily to providing customer service to service establishments. The service establishments that accept the Discover Card encompass a wide variety of businesses, including local and national retail establishments and specialty stores of all types, quick service food establishments, governments, restaurants, medical providers and warehouse clubs, and many leading airlines, car rental companies, hotels, petroleum companies and mail order companies.

CREDIT-GRANTING PROCEDURES

     Accounts in the Discover Card Portfolio have been solicited by various techniques and have undergone credit review to establish that the cardmembers meet standards of stability and ability and willingness to pay. Principally, the accounts have been solicited (i) via "pre-selected" direct mail or telemarketing, (ii) by "take-one" applications distributed in many service establishments that accept the Discover Card and (iii) with various other programs targeting specific segments of the population. Solicitations have been supported by general broadcast and print media advertising. Potential applicants who are sent pre-selected solicitations have met certain credit criteria relating to their previous payment patterns and longevity of account relationships with other credit grantors. Since September 1987, all lists have been pre-screened through credit bureaus before mailing. Pre-screening is a process by which an independent credit reporting agency evaluates the list of names supplied by Greenwood against credit-worthiness criteria supplied by Greenwood that are intended to provide a general indication, based on available information, of the stability and the willingness and ability of such persons to repay their obligations; the credit bureaus return to Greenwood only the names of those persons meeting these criteria. Applicants who respond to such pre-selected solicitations are subject to a subsequent screening upon receipt of their completed applications, to ensure that such individuals continue to meet selection and credit criteria. Applications that are not pre-selected are evaluated by using a credit-scoring system (a statistical evaluation model that assigns point values to credit information regarding applications). The credit-scoring system used by Greenwood is based on the credit-scoring system developed by a scoring model vendor. Certain applications not approved under the credit-scoring system are reviewed by credit analysts. Any such application as to which a credit analyst recommends approval is processed in Greenwood's main office in New Castle, Delaware by senior bank review analysts and may be approved by them.

     As owner of the Greenwood Discover Card Accounts, Greenwood has the right to change its credit-scoring criteria and credit-worthiness criteria. Greenwood's application procedures and its credit-scoring system are regularly reviewed and modified to reflect Greenwood's actual credit experience with Discover Card account applicants and cardmembers as such historical information becomes available. Greenwood believes that refinements of these procedures and system since the inception of the Discover Card program have helped it to manage and predict its credit losses, although there can be no assurance that these refinements will not cause increases in credit losses in the future. Relaxation of credit standards typically results in increases in charged-off amounts, which, under certain circumstances, may result in a decrease in the level of the Receivables, and of the receivables in the Discover Card Portfolio. If there is a decrease in the level of Receivables, and if sufficient Additional Accounts or Participation Interests are not available to be added to the Trust or are not added, an Amortization Event could result, causing the commencement of the Amortization Period. In addition, an increase in Charged-Off Amounts without an offsetting increase in Finance Charge Receivables could result in an Amortization Event, causing the commencement of the Amortization Period.

COLLECTION EFFORTS

     Efforts to collect past-due Discover Card accounts receivable currently are made primarily by collections personnel of NSI or Greenwood. Under current practice, Greenwood includes a request for payment of past-due amounts on the monthly billing statement of all accounts with such amounts. Accounts with past-due amounts also receive a written notice of late fee charges on their statements and an additional request for payment after any monthly statement that includes a past-due amount. Collection personnel generally initiate telephone contact with cardmembers within 30 days after any portion of their balance becomes past due. In the event that initial telephone contacts fail to elicit a payment, Greenwood continues to contact the cardmember by telephone and by mail. Greenwood also may enter into arrangements with cardmembers to waive finance charges, late fees and principal due, or extend or otherwise change payment schedules. The current policy of Greenwood is to recognize losses and to charge off an account at the end of the sixth full calendar month after a payment amount is first due if payment of any portion of that amount has not been received by such time, except in cases of bankruptcy, where an uncollectible balance may be charged off earlier. In general, after an account has been charged off, collections personnel of NSI or Greenwood make attempts to collect all or a portion of the charged-off account for a period of approximately four months. If those attempts are unsuccessful, the charged-off account is generally placed with one or more collection agencies for a period of approximately a year or, alternatively, Greenwood may commence legal action against the cardmember, including legal action for the attachment of property or bank accounts of the cardmember or the garnishment of the cardmember's wages. Greenwood and the Trust may also sell their respective interests in charged-off accounts and the related receivables to third parties, either before or after collection efforts have been attempted. In addition, under special circumstances, a limited number of Charged-Off Accounts may, subject to Rating Agency consent, be removed from the Trust; proceeds from sales of any such Removed Accounts and the related receivables will not be included in the assets of the Trust.

     Under the terms of the Pooling and Servicing Agreement, any recoveries received on Charged-Off Accounts (including the proceeds of sales of receivables in Charged-Off Accounts by the Trust, but excluding any such proceeds with respect to any Removed Accounts) are included in the assets of the Trust and are treated as Finance Charge Collections. Recoveries on Charged-Off Accounts initially are lower than the level of recoveries for the Discover Card Portfolio because charged-off accounts were not included as Accounts as of the Account Selection Date. Greenwood believes that, over time, the level of recoveries as a percentage of the Receivables in the Trust will increase to more closely approximate the level of recoveries in the Discover Card Portfolio, although the extent of such increase cannot be predicted. There can be no assurance that the level of recoveries for the Trust will ever equal the level of recoveries for the Discover Card Portfolio. Similarly, any addition of Additional Accounts to the Trust will cause a temporary reduction in the level of recoveries as a percentage of the Receivables in the Trust because no Additional Accounts will be charged-off accounts at the time of their addition to the Trust. The credit granting, servicing and charge-off policies and collection practices of Greenwood may change over time in accordance with Greenwood's business judgment and applicable law. See "Description of the Investor Certificates -- Adjustments to Receivables" in the Prospectus and "The Accounts -- Composition of the Accounts" and "-- Summary Current Delinquency Information" and "Composition and Historical Performance of the Discover Card Portfolio -- Composition of the Discover Card Portfolio" herein.

                                  THE ACCOUNTS

GENERAL

     The Accounts were selected in a random manner intended to produce a representative sample of all Discover Card accounts not previously segregated from the Discover Card Portfolio as of the Account Selection Date (except that a limited number of accounts that were opened pursuant to credit scoring criteria materially different from the credit scoring criteria generally used for Discover Card accounts were not included in the Discover Card Portfolio on which the random selection was performed). See "-- Effects of the Selection Process."

     The Receivables in the Accounts as of July 1, 1998 totaled $21,086,742,705.80. The Accounts had an average balance of $878 and an average credit limit of $4,698 as of July 1, 1998. Greenwood is considering adding approximately $3,000,000,000 of Receivables to the Trust. There can be no assurance, however, as to when or whether such Receivables will be added. For additional information on the composition of the Accounts, see "-- Composition of the Accounts."

BILLING AND PAYMENTS

     All Discover Card accounts have the same billing and payment structure. Monthly billing statements are sent by Greenwood to each cardmember with an outstanding debit balance. Discover Card accounts are grouped into multiple billing cycles for operational purposes. Each billing cycle has a separate monthly billing date at which time the activity in the related accounts during the period of approximately 28 to 34 days ending on such billing date is processed and billed to cardmembers. The Accounts include accounts in all billing cycles.

     Each Discover Cardmember with an outstanding debit balance in his or her Discover Card account must generally make a minimum payment equal to 1/48th of the new balance on the account at the end of the billing cycle for the account (prior to February 1996, 1/36th), rounded to the next higher whole dollar amount, but not less than $10 or the entire balance, whichever is less, plus any amount that is past due. Under certain circumstances, the minimum payment is reduced by amounts paid in excess of the minimum payment due during the previous three months and not already so applied. From time to time, Greenwood has offered and may continue to offer cardmembers with accounts in good standing the opportunity to skip the minimum monthly payment, while continuing to accrue periodic finance charges, without being considered to be past due. Although these practices are not expected to have a material adverse effect on the Investor Certificateholders, Collections may be reduced during any period in which Greenwood offers cardmembers the opportunity to skip the minimum monthly payment. A cardmember may pay the total amount due at any time. Greenwood also may enter into arrangements with delinquent cardmembers to extend or otherwise change payment schedules, and to waive finance charges, late fees and principal due.

     Greenwood imposes periodic finance charges on Discover Card account balances at fixed and variable annual percentage rates. Periodic finance charges on purchases, cash advances and balance transfers are calculated on a daily basis, subject to a grace period that essentially provides that periodic finance charges are not imposed if the cardmember pays his or her entire balance each month. In general, periodic finance charges on purchases, cash advances and balance transfers are based on a prime rate plus a margin (currently 8.99% to 13.99%), subject to certain minimum rates currently ranging from 12.99% to 21.99%. The rates imposed on individual Discover Card accounts are based on purchase activity and payment status. In addition, in connection with programs for new cardmembers, for balance transfers, and for other promotional purposes, certain Discover Card account balances may accrue periodic finance charges at lower fixed rates for a specified period of time. Balances remaining from transactions posted to accounts in billing cycles beginning prior to February 1993 also accrue periodic finance charges at fixed rates.

     In addition to periodic finance charges, Greenwood may impose certain other charges and fees on Discover Card accounts. Greenwood currently charges a cash advance transaction fee equal to 2.5% of each new cash advance, with a minimum fee of $3.00 per transaction. Greenwood also currently charges a $25 late fee on Discover Card accounts each time a payment has not been made by the required due date, a $25 fee for balances exceeding a cardmember's credit limit as of the close of such cardmember's monthly billing cycle, a $25 fee for any payment check returned unpaid and a $25 fee for Discover Card cash advance, balance transfer or other promotional checks that are returned by Greenwood due to insufficient credit availability. See "Risk Factors -- Consumer Protection Laws and Regulations," "-- Payments and Maturity" and "-- Ability of the Seller to Change Terms of the Accounts" in the Prospectus.

     The yield on the Accounts depends on changes in the prime rate over time and in cardmember account usage and payment performance, none of which can be predicted, as well as the extent to which balance transfer offers and special promotion offers are made and accepted, and the extent to which Greenwood changes the terms of the Cardmember Agreement. Reductions in the yield could, if sufficiently large, cause the commencement of the Amortization Period or result in either shortfalls of Certificate Interest or losses to the Investor Certificateholders as the result of charged-off Receivables, and there can be no assurance regarding any of these effects. See "Risk Factors -- Basis Risk" in the Prospectus.

EFFECTS OF THE SELECTION PROCESS

     The Accounts have been selected from accounts serviced at all Greenwood and NSI operations centers and from accounts of residents of the 50 states, the District of Columbia and the United States' territories and possessions (except that a limited number of accounts that were opened pursuant to credit scoring criteria materially different from the credit scoring criteria generally used for Discover Card accounts were not included in the accounts from which the Accounts were selected), and the Accounts are consequently geographically diversified. Due to the absence of comparative historical statistical data with respect to the Accounts and other accounts in the Discover Card Portfolio and the inherent uncertainty of future events, there can be no assurance that the use and payment performance of the Obligors on the Accounts will be representative of the Discover Card Portfolio in all material respects.

COMPOSITION OF THE ACCOUNTS

     Information concerning the composition of the Accounts is set forth below. Information concerning the composition and historical performance of the accounts in the Discover Card Portfolio is set forth under "Composition and Historical Performance of the Discover Card Portfolio."

     Geographic Distribution. As of July 1, 1998, the five states with the largest Receivables balances were as follows:

                                                    PERCENTAGE OF TOTAL RECEIVABLES
                       STATE                            BALANCE IN THE ACCOUNTS
                       -----                        -------------------------------
California.........................................              11.8%
Texas..............................................               9.3%
New York...........................................               6.8%
Florida............................................               5.8%
Illinois...........................................               4.9%

     Credit Limit Information. Credit limit information as of July 1, 1998 with respect to the Accounts is summarized as follows:

                                                                               PERCENTAGE
                                                                RECEIVABLES     OF TOTAL
                                                                OUTSTANDING    RECEIVABLES
                        CREDIT LIMIT                              (000'S)      OUTSTANDING
                        ------------                            -----------    -----------
Less than or equal to $1,000.00.............................    $   507,859        2.4%
$1,000.01 to $2,000.00......................................    $ 2,775,297       13.2%
$2,000.01 to $3,000.00......................................    $ 2,968,897       14.1%
Over $3,000.00..............................................    $14,834,690       70.3%
                                                                -----------      ------
     Total..................................................    $21,086,743      100.0%
                                                                ===========      ======

     Seasoning. As of July 1, 1998, 83.8% of the Accounts were at least 24 months old. The distribution of the age of Accounts as of July 1, 1998 was as follows:

                                         PERCENTAGE     PERCENTAGE
           AGE OF ACCOUNTS               OF ACCOUNTS    OF BALANCES
           ---------------               -----------    -----------
Less than 12 Months..................        6.0%           3.4%
12 to 23 Months......................       10.2%          10.6%
24 to 35 Months......................       15.7%          16.6%
36 Months and Greater................       68.1%          69.4%
                                           ------         ------
                                           100.0%         100.0%
                                           ======         ======

     For a discussion of the potential effects of seasoning on the performance of the Accounts, see "Risk Factors -- Effects of the Selection Process, Seasoning and Performance Characteristics" in the Prospectus.

     Summary Current Delinquency Information. Current delinquency information as of July 1, 1998 with respect to the Accounts is summarized as follows:

                                                  AGGREGATE
                                                  BALANCES      PERCENTAGE
               PAYMENT STATUS                      (000'S)      OF BALANCES
               --------------                    -----------    -----------
Current......................................    $17,968,794       85.2%
1 to 29 Days.................................    $ 1,596,816        7.6%
30 to 59 Days................................    $   577,733        2.7%
60 to 89 Days................................    $   334,940        1.6%
90 to 119 Days...............................    $   276,128        1.3%
120 to 149 Days..............................    $   163,747        0.8%
150 to 179 Days..............................    $   168,585        0.8%
                                                 -----------      ------
                                                 $21,086,743      100.0%
                                                 ===========      ======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

GENERAL

     Except to the extent specifically identified as relating to the Accounts, all of the information describing the composition and historical performance of Discover Card accounts in this Prospectus Supplement reflects the composition and historical performance of the Discover Card Portfolio, and not that of the Accounts. A limited number of Discover Card accounts were opened pursuant to credit scoring criteria materially different from the credit scoring criteria generally used for Discover Card Accounts. These accounts have been segregated from the rest of the Discover Card Portfolio and are not reflected in the information contained herein. None of these accounts is included in the Trust. Greenwood has no statistical or other basis for determining the effects, if any, of the selection process, although Greenwood has no reason to believe that the Accounts will not be representative of the Discover Card Portfolio in any material respect. There can be no assurance, however, that the Accounts have performed or will perform similarly to the Discover Card Portfolio. There also can be no assurance that the historical performance of the Discover Card Portfolio will be representative of its performance in the future. See "The Accounts -- Billing and Payments" herein and "Risk Factors -- Basis Risk" and "-- Effects of the Selection Process, Seasoning and Performance Characteristics" in the Prospectus. For additional discussion of economic factors affecting the performance of the Discover Card Portfolio, see "Risk Factors -- Social, Legal and Economic Factors" in the Prospectus.

COMPOSITION OF THE DISCOVER CARD PORTFOLIO

     Geographic Distribution. The Discover Card Portfolio is not concentrated geographically. As of May 31, 1998 the five states with the largest receivables balances were as follows:

                                        PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                              OF DISCOVER CARD PORTFOLIO
STATE                                             AS OF MAY 31, 1998
-----                                   ---------------------------------------
California............................                   11.4%
Texas.................................                    9.3%
New York..............................                    6.7%
Florida...............................                    5.8%
Illinois..............................                    5.0%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card Portfolio as of May 31, 1998.

     Credit Limit Information. Credit limit information as of May 31, 1998 with respect to the Discover Card Portfolio is summarized as follows:

                                                                               PERCENTAGE
                                                                RECEIVABLES     OF TOTAL
                                                                OUTSTANDING    RECEIVABLES
                        CREDIT LIMIT                              (000'S)      OUTSTANDING
                        ------------                            -----------    -----------
Less than or equal to $1,000.00.............................    $   605,182        2.1%
$1,000.01 to $2,000.00......................................    $ 3,447,277       11.7%
$2,000.01 to $3,000.00......................................    $ 3,679,106       12.5%
Over $3,000.00..............................................    $21,636,206       73.7%
                                                                -----------      ------
     Total..................................................    $29,367,771      100.0%
                                                                ===========      ======

     Seasoning. As of May 31, 1998, 86.8% of the accounts in the Discover Card Portfolio were at least 24 months old. The distribution of the age of accounts in the Discover Card Portfolio as of May 31, 1998 was as follows:

                                                   PERCENTAGE     PERCENTAGE
                AGE OF ACCOUNTS                    OF ACCOUNTS    OF BALANCES
                ---------------                    -----------    -----------
Less than 12 Months............................        5.6%           3.2%
12 to 23 Months................................        7.6%           8.0%
24 to 35 Months................................       11.7%          12.4%
36 Months and Greater..........................       75.1%          76.4%
                                                     ------         ------
                                                     100.0%         100.0%
                                                     ======         ======

     Summary Yield Information. The annualized aggregate monthly yield for the Discover Card Portfolio is summarized as follows:

                                                                                       TWELVE MONTHS ENDED
                                                                                           DECEMBER 31,
                                            SIX MONTHS ENDED     ELEVEN MONTHS ENDED   --------------------
                                              MAY 31, 1998        NOVEMBER 30, 1997     1996         1995
                                            -----------------    -------------------   -------      -------
Aggregate Monthly Yields(1)
  Excluding Recoveries(2)..................      17.68%                18.19%          17.72%       16.95%
  Including Recoveries(3)..................      18.39%                18.90%          18.20%       17.39%

------------
(1) Monthly Yield is calculated by dividing Monthly Finance Charges billed by beginning monthly balance. Monthly Finance Charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees, but exclude certain other items, such as annual membership fees, if any, which are included in Finance Charge Receivables. Aggregate Monthly Yield is the average of Monthly Yields annualized for each period shown.

(2) Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to Charged-Off Accounts (including the proceeds of sales of receivables in Charged-Off Accounts by the Trust, but excluding any such proceeds with respect to any Removed Accounts) are included in the Trust and are treated as Finance Charge Collections. However, the level of recoveries for the Trust will initially be lower than the level of recoveries for the Discover Card Portfolio because charged-off accounts were not included in the Accounts selected for inclusion in the Trust. The level of recoveries on Additional Accounts will also initially be lower than the level of recoveries for the Discover Card Portfolio because charged-off accounts will not be included in Additional Accounts selected for inclusion in the Trust. Greenwood believes that, over time, the level of recoveries on the Accounts (including on any Additional Accounts), as a percentage of the Receivables in the Trust will increase to more closely approximate the level of recoveries in the Discover Card Portfolio, although the extent of such increase cannot be predicted and there can be no assurance that the level of recoveries for the Trust will ever equal the level of recoveries for the Discover Card Portfolio.

     Summary Current Delinquency Information. Current delinquency information as of May 31, 1998 with respect to the Discover Card Portfolio is summarized as follows:

                                                       AGGREGATE
                                                       BALANCES      PERCENTAGE
                  PAYMENT STATUS                        (000'S)      OF BALANCES
                  --------------                      -----------    -----------
Current...........................................    $25,082,627       85.4%
1 to 29 Days......................................    $ 2,237,591        7.6%
30 to 59 Days.....................................    $   765,526        2.6%
60 to 89 Days.....................................    $   498,072        1.7%
90 to 119 Days....................................    $   273,520        0.9%
120 to 149 Days...................................    $   270,871        0.9%
150 to 179 Days...................................    $   239,564        0.9%
                                                      -----------      ------
                                                      $29,367,771      100.0%
                                                      ===========      ======

     Summary Historical Delinquency Information. Historical delinquency information with respect to the Discover Card Portfolio is summarized as follows:

                                              AVERAGE OF
                                              SIX MONTHS
                                          ENDED MAY 31, 1998
                       --------------------------------------------------------
                                      DELINQUENT
                                        AMOUNT
                                       (000'S)                    PERCENTAGE(1)
                       ----------------------------------------   -------------
30-59 Days...........                 $  772,889                      2.6%
60-89 Days...........                 $  443,442                      1.5%
90-179 Days..........                 $  853,276                      2.8%
                                      ----------                      ----
    Total............                 $2,069,607                      6.9%
                                      ==========                      ====

                               AVERAGE OF                 AVERAGE OF TWELVE MONTHS ENDED DECEMBER 31,
                             ELEVEN MONTHS          -------------------------------------------------------
                        ENDED NOVEMBER 30, 1997                1996                         1995
                       --------------------------   --------------------------   --------------------------
                       DELINQUENT                   DELINQUENT                   DELINQUENT
                         AMOUNT                       AMOUNT                       AMOUNT
                        (000'S)     PERCENTAGE(1)    (000'S)     PERCENTAGE(1)    (000'S)     PERCENTAGE(1)
                       ----------   -------------   ----------   -------------   ----------   -------------
30-59 Days...........  $  743,464       2.6%        $  680,645       2.7%        $  568,382       2.6%
60-89 Days...........  $  432,410       1.5%        $  361,992       1.4%        $  276,821       1.3%
90-179 Days..........  $  803,204       2.8%        $  593,661       2.3%        $  403,134       1.8%
                       ----------       ----        ----------       ----        ----------       ----
    Total............  $1,979,078       6.9%        $1,636,298       6.4%        $1,248,337       5.7%
                       ==========       ====        ==========       ====        ==========       ====

     For a discussion of economic factors affecting the performance of the Discover Card Portfolio, including delinquencies, see "Risk Factors -- Social, Legal and Economic Factors" in the Prospectus.
------------
(1) The percentages are the result of dividing Delinquent Amount by Average Receivables Outstanding for the applicable period. Delinquent Amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     Summary Charge-Off Information. Charge-off information with respect to the Discover Card Portfolio is summarized as follows:

                                                                                   TWELVE MONTHS ENDED
                                                                                      DECEMBER 31,
                                       SIX MONTHS ENDED   ELEVEN MONTHS ENDED   -------------------------
                                         MAY 31, 1998      NOVEMBER 30, 1997       1996          1995
                                       ----------------   -------------------   -----------   -----------
                                                             (DOLLARS IN THOUSANDS)
Average Receivables Outstanding(1)...    $29,972,283          $28,403,076       $25,542,718   $22,031,829
Gross Charge-Offs....................    $ 1,122,113          $ 1,891,601       $ 1,458,450   $   923,836
Gross Charge-Offs as a Percentage of
  Average Receivables
  Outstanding(2).....................           7.49%                7.27%             5.71%         4.19%

     For a discussion of economic factors affecting the performance of the Discover Card Portfolio, including charge-offs, see "Risk Factors -- Social, Legal and Economic Factors" in the Prospectus.
------------
(1) Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries with respect to charged-off Receivables (including the proceeds of sales of receivables in Charged-Off Accounts by the Trust, but excluding any such proceeds with respect to any Removed Accounts) are property of the Trust and are treated as Finance Charge Collections.

     Summary Payment Rate Information(1). The monthly rate of payments in the Discover Card Portfolio is summarized as follows:

                                                                                          TWELVE MONTHS ENDED
                                                                                              DECEMBER 31,
                                           SIX MONTHS ENDED      ELEVEN MONTHS ENDED      --------------------
                                             MAY 31, 1998         NOVEMBER 30, 1997        1996         1995
                                           ----------------      -------------------      -------      -------
Average Monthly Payment Rate(2)..........       15.06%                 14.51%             15.24%       16.20%
High Monthly Payment Rates...............       16.11%                 16.31%             18.08%       18.97%
Low Monthly Payment Rates................       13.90%                 12.41%             13.33%       13.67%

------------
(1) Monthly Payment Rate is calculated by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Average Monthly Payment Rate for a period is equal to the sum of individual monthly payment rates for the period divided by the number of months in the period.

PAYMENT OF THE INVESTOR CERTIFICATES

     Assuming a yield of 18.39% per annum, a charge-off rate of 7.49% per annum, a constant amount of outstanding Principal Receivables in the Trust and the occurrence of no Amortization Event, and assuming that the Series offered hereby is not receiving any Collections that were originally allocated to another series of investor certificates and that the Master Servicer does not elect to defer the commencement of the Accumulation Period, the minimum monthly payment rate needed for the Class A Certificateholders to receive repayment of principal in full on the Class A Expected Final Payment Date is 9.25% and the minimum monthly payment rate needed in July 2003 for the Class B Certificateholders to receive their payment of principal on the Class B Expected Final Payment Date (after the final payment to the Class A Certificateholders) is 6.43%. The actual rate of payment of principal on the Investor Certificates will depend on, among other factors, the rate of payments by cardmembers, the timing of the receipt of such payments and the rate of default by cardmembers. See "Description of the Investor Certificates -- Principal Payments -- Variable Accumulation Period" herein and "Description of the Investor Certificates -- Final Payment of Principal; Termination of Series" herein and in the Prospectus, and for a more complete discussion of the Discover Card Portfolio payment information, see "-- Summary Payment Rate Information." In addition, there can be no assurance that an Amortization Event, which may result in payments of principal earlier or later than the Class A Expected Final Payment Date and the Class B Expected Final Payment Date, will not occur. Also, in the event that the Master Servicer elects to delay the commencement of the Accumulation Period in accordance with the provisions of the Series Supplement and an Amortization Event subsequently occurs with respect to this Series or any other series in Group One, or the monthly payment rate decreases, payments of principal may be made earlier or later than the Class A Expected Final Payment Date and the Class B Expected Final Payment Date. See "Description of the Investor Certificates -- Principal Payments -- Variable Accumulation Period."

     The Accounts' actual yield, charge-off rate and monthly payment rate, and the amount of outstanding Principal Receivables in the Trust, will depend on a variety of factors, including, without limitation, seasonal variations, extensions and other modifications of payment terms, availability of other sources of credit, general economic conditions and consumer spending and borrowing patterns. Accordingly, there can be no assurance that the payment of principal will be sufficient to reduce the Class Invested Amount for each of the Class A Certificates and the Class B Certificates to zero on the Class A Expected Final Payment Date and the Class B Expected Final Payment Date, respectively. The Series Supplement provides that an Amortization Event will occur on any Distribution Date on which the three-month rolling average Series Excess Spread is less than zero and the three-month rolling average Group Excess Spread is less than zero. "Series Excess Spread" for any Distribution Date equals (a) the sum of Series Finance Charge Collections, Series Yield Collections, Series Additional Investor Funds and any Class Investment Income for any Class of the Series minus (b) the sum of (i) the amount of Certificate Interest for each Class of such Series, (ii) the Investor Servicing Fee, (iii) the product of the Series Percentage with respect to the Charged-Off Amount and the Charged-Off Amount and (iv) the Credit Enhancement Fee, in each case for the Distribution Date. "Group Excess

Spread" for any Distribution Date is the sum of the Series Excess Spreads for each Series in the Group. See "Description of the Investor Certificates -- Allocations, Reallocations and Subordination of Collections" and "-- Amortization Events."

     The three-month rolling average Group Excess Spread Percentage for Group One is 3.59% for the Distribution Date in July 1998 (without giving effect to the issuance of this Series). "Group Excess Spread Percentage" for any Distribution Date is the product of (a) the Group Excess Spread for such Distribution Date divided by the sum of the Series Investor Interests for each Series in Group One and (b) twelve. If this Series had been issued and outstanding during the period from the commencement of the April 1998 Due Period through the June 1998 Due Period, its three-month rolling average Series Excess Spread for the Distribution Date in July 1998 as an annualized percentage of the Series Investor Interest would have been somewhat higher than the Group Excess Spread Percentage because the Certificate Rates for this Series would have been somewhat lower than the average Certificate Rates for all Series in Group One. If an Amortization Event were to occur because of declines in Group Excess Spread, deficiencies in Series Excess Spread or otherwise, the payment of principal to Investor Certificateholders may commence earlier than the applicable Class Expected Final Payment Date and the final principal payment with respect to the Investor Certificates may be made earlier or later than such Class Expected Final Payment Date. If deficiencies in Series Excess Spread cause the Available Subordinated Amount or the Available Class B Credit Enhancement Amount to be reduced to zero, shortfalls of Certificate Interest or Investor Losses -- which could cause Investor Certificateholders to receive principal payments in an aggregate amount that is less than the Series Initial Investor Interest -- could result.

                    DESCRIPTION OF THE INVESTOR CERTIFICATES

     The following summary of the Investor Certificates does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Pooling and Servicing Agreement and the Series Supplement.

GENERAL

     Generally, the Class Investor Interest for each Class will equal the Class Initial Investor Interest less the sum of the amount of Certificate Principal previously paid to the Investor Certificateholders of the Class, the amount of unreimbursed Investor Losses for the Class and the aggregate amount on deposit in the Series Principal Funding Account for the benefit of such Class.

     During the Revolving Period, the amount of the Class Investor Interest for each Class will remain constant except in certain limited circumstances. See "Description of the Investor Certificates -- Adjustments to Receivables" in the Prospectus. The amount of Principal Receivables in the Trust, however, will vary each day as new Principal Receivables are created and others are paid. During the Accumulation Period and the Amortization Period, if any, the Class A Investor Interest will decline as Principal Collections are deposited in the Series Principal Funding Account or distributed monthly to the Class A Certificateholders. After the final principal payment is made to the Class A Certificateholders, Principal Collections will be paid to the Class B Certificateholders and the Class B Investor Interest will decline accordingly. See "Description of the Investor Certificates -- Principal Payments" herein and in the Prospectus.

INTEREST PAYMENTS

     Interest on the Investor Certificates will be paid to the Investor Certificateholders on each Distribution Date occurring in July and January, commencing in January 1999, and, with respect to the Class B Certificates, on the Class B Expected Final Payment Date (each such Distribution Date, the Class B Expected Final Payment Date and each Distribution Date during the Amortization Period, if any, an "Interest Payment Date"), at a per annum rate equal to the Certificate Rate for the relevant Class of Investor Certificates. Interest for the January 1999 Interest Payment Date will include accrued interest from the Series Closing Date to but excluding the January 1999 Interest Payment Date. Interest for each other Interest Payment Date will accrue from and including the previous Interest Payment Date to but excluding the current Interest Payment Date.

     Interest on the Investor Certificates to be allocated on each Distribution Date will be calculated (i) for the period from and including the Series Closing Date to but excluding the August Distribution Date, on the basis of the actual number of days elapsed and a 360-day year (assuming the month of July has 30 days), and (ii) for all other periods, on the basis of a 360-day year of twelve 30-day months.

     The amount of interest to be deposited in the Series Interest Funding Account for the benefit of the Investor Certificateholders of each Class on each Distribution Date will be calculated by multiplying the Class Invested Amount for the Class by a fraction the numerator of which is the Certificate Rate for the Class and the denominator of which is twelve (or, in the case of the first Distribution Date, the denominator of which is 360 divided by the actual number of days from and including the Series Closing Date to but excluding such Distribution Date, assuming the month of April has 30 days). Generally, Certificate Interest will be paid on each Interest Payment Date from the funds deposited into the Series Interest Funding Account since the previous Interest Payment Date. If, however, an Amortization Event occurs (resulting in the commencement of the Amortization Period), all funds on deposit in the Series Interest Funding Account with respect to Certificate Interest for each Class will be distributed to such Class on the Distribution Date related to the Due Period during which the Amortization Event occurred (such Distribution Date, and each subsequent Distribution Date during the Amortization Period, a "Special Payment Date"). Thereafter, Certificate Interest will be distributed to each Class every month on the Special Payment Date.

     The amount of Certificate Interest deposited into the Series Interest Funding Account each month (which may include additional amounts to adjust for shortfalls in payments with respect to Certificate Interest for previous months) will be funded from (A) in the case of the Class A Certificates, Class A Finance Charge

Collections received during the related Due Period, Class A Investment Income, Class A Yield Collections, if any, and Class A Additional Funds, if any, for that Distribution Date and, subject to the Available Subordinated Amount, certain Class B Available Collections and Series Excess Servicing and (B) in the case of the Class B Certificates, the Class B Available Finance Charge Collections and, after payment of certain amounts with respect to the Class A Certificates, Series Excess Servicing and funds drawn from the Credit Enhancement Account, up to the Available Class B Credit Enhancement Amount. See "Description of the Investor Certificates -- Credit Enhancement" herein and in the Prospectus.

     Certificate Interest on any Distribution Date also may be funded from Finance Charge Collections allocated for the benefit of investor certificates of other series included in Group One, pursuant to the terms of the Series Supplements with respect to those series. Twenty-two other series currently are outstanding in Group One. Funds from such series may, under limited circumstances, be available to be reallocated for the benefit of the Investor Certificates. Although Greenwood, through the Trust, anticipates issuing other series in addition to those described above, it is under no obligation to do so, and there can be no assurance that any such additional series, if issued, will provide for the reallocation of Finance Charge Collections for the benefit of the Investor Certificates. There can also be no assurance that any funds from any other outstanding series will actually be available to be reallocated for the benefit of the Investor Certificates. See "Description of the Investor Certificates -- Allocations, Reallocations and Subordination of Collections" and "-- Distributions of Collections and Application of Collections and Certain Other Amounts."

PRINCIPAL PAYMENTS

     Certificate Principal is payable to the Class A Certificateholders in one payment on the Class A Expected Final Payment Date, and to the Class B Certificateholders in one payment on the Class B Expected Final Payment Date, subject to the conditions and exceptions set forth below. No principal will be paid to the Class B Certificateholders until the final principal payment to the Class A Certificateholders has been made. In no event will the amount of Certificate Principal paid with respect to either Class exceed the Class Invested Amount for the Class.

     During the Revolving Period, no distributions of Principal Collections will be made to the Investor Certificateholders. During the Accumulation Period (which is scheduled to begin on the Principal Commencement Date), Principal Collections allocated to the Class Investor Interest of each Class, less any Class Yield Collections for that Class, will be deposited into the Series Principal Funding Account to the extent set forth below. On each Distribution Date related to a Due Period during the Accumulation Period, an amount equal to the Controlled Accumulation Amount will be deposited into the Series Principal Funding Account. Such deposits of Principal Collections (which may include additional amounts to adjust for shortfalls in payments with respect to Certificate Principal in previous months) will be funded from (i) all Class A Principal Collections and all Class B Principal Collections (less any Class B Principal Collections used to make Class B Subordinated Payments and less Class A Yield Collections and Class B Yield Collections, if any) received during the related Due Period, (ii) all amounts allocated on the Distribution Date to reimburse the Investor Certificateholders for the Class Cumulative Investor Charged-Off Amount for each Class and (iii) Principal Collections, if any, retained in the Collections Account from the prior Distribution Date due to an insufficient Seller Interest. If, on any such Distribution Date, the amount described in the preceding sentence exceeds the Controlled Accumulation Amount, the excess will first be made available, under certain circumstances, to fund Certificate Principal with respect to other series in Group One then outstanding that are eligible for such reallocation. Any remaining Principal Collections generally will be paid to the Holder of the Seller Certificate, up to the amount of the Seller Interest. If, however, on any Distribution Date the amount described in the third preceding sentence is less than the Controlled Accumulation Amount, part or all of the deficiency may be funded from Principal Collections reallocated for the benefit of the Investor Certificates pursuant to the terms of other Series Supplements for other series included in Group One, although there can be no assurance that any funds will actually be available to be reallocated for the benefit of the Investor Certificates. See "Description of the Investor Certificates -- Allocations, Reallocations and Subordination of Collections" and "-- Distributions of Collections and Application of Collections and Certain Other Amounts."

     During the Amortization Period, if any, Principal Collections allocated to the Series Investor Interest (including all amounts paid in respect of the Class Cumulative Investor Charged-Off Amount for each Class) less Series Yield Collections, if any, for the related Due Period will be paid to the Class A Certificateholders until the Class A Invested Amount is reduced to zero and then to the Class B Certificateholders until the Class B Invested Amount is reduced to zero (unless the Series Termination Date occurs first); provided, however, in the case of the first Special Payment Date of the Amortization Period, the amount of such Principal Collections will be limited to the amount of Principal Collections actually deposited into the Series Principal Funding Account on such Special Payment Date. No Principal Collections will be paid to the Class B Certificateholders until the Class A Invested Amount is reduced to zero. The Series Supplement does not provide for any possible reallocation for the benefit of the Investor Certificates of Principal Collections originally allocated to any other series during the Amortization Period. See "-- Distributions of Collections and Application of Collections and Certain Other Amounts."

     Variable Accumulation Period. Upon written notice to the Trustee, Greenwood on behalf of the Holder of the Seller Certificate and the Credit Enhancement Provider, the Master Servicer may elect to delay the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to the conditions set forth below; provided, however, that the Accumulation Period will commence no later than the first day of the Due Period related to the Class A Expected Final Payment Date. Any such election by the Master Servicer will be made no later than the first day of the last Due Period of the Revolving Period (including extensions thereof).

     The Master Servicer may make such election only if the following conditions are satisfied: (i) the Master Servicer shall have delivered to the Trustee a certificate to the effect that the Master Servicer reasonably believes that the delay in the commencement of the Accumulation Period will not result in the Class A Invested Amount or the Class B Invested Amount not being paid in full on the Class A Expected Final Payment Date or the Class B Expected Final Payment Date, respectively; (ii) the Rating Agencies shall have advised the Master Servicer and Greenwood on behalf of the Holder of the Seller Certificate that such election to delay the commencement of the Accumulation Period will not cause the rating of any class of any series then outstanding to be lowered or withdrawn; and (iii) the amount to be deposited in the Series Principal Funding Account in respect of the Accumulation Amount shall have been adjusted.

     If the commencement of the Accumulation Period is delayed as described above in accordance with the Series Supplement, and if an Amortization Event occurs after the date originally scheduled as the commencement of the Accumulation Period, then it is probable that holders of Investor Certificates will receive some of their principal later than if the commencement of the Accumulation Period had not been delayed.

INVESTOR ACCOUNTS

     The Trustee, pursuant to the Pooling and Servicing Agreement, has established, or will establish, and maintain in the name of the Trust a "Series Collections Account," a "Series Principal Collections Account," a "Series Distribution Account," a "Series Interest Funding Account" and a "Series Principal Funding Account" (collectively, and together with the Collections Accounts, each Group Collections Account and any similar accounts established for any other series then outstanding, the "Investor Accounts"). Each such account will be a segregated trust account established with the Trustee or a Qualified Institution. The Master Servicer has the revocable power to instruct the Trustee to make withdrawals from any Investor Account (with the exception of the Series Principal Funding Account, which will be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders) for the purpose of carrying out its duties under the Pooling and Servicing Agreement and the Series Supplement. The Paying Agent will have the revocable power to withdraw funds from the Series Distribution Account, Series Interest Funding Account and Series Principal Funding Account for the purpose of making distributions to the Investor Certificateholders. On each Interest Payment Date during the Revolving Period and the Accumulation Period, and on each Special Payment Date of the Amortization Period, if any, interest on the Investor Certificates will be paid from the Series Interest Funding Account to the Investor Certificateholders. On the Class A Expected Final Payment Date and the Class B Expected Final Payment Date, and on each Special Payment Date, if any, Certificate Principal will be paid from the Series Principal Funding Account to the applicable Investor Certificateholders. The Paying Agent initially will be the Trustee. A successor Paying Agent may be appointed in the future.

     Greenwood currently uses for its own benefit all Collections with respect to Greenwood Discover Card Accounts received in each Due Period until the Distribution Date on which those Collections are to be allocated to certificateholders and intends to continue to do so for so long as such use will not result in the lowering or withdrawal of the rating of any class of any series of investor certificates then outstanding by the Rating Agencies. See "Description of the Investor Certificates -- Collections Account and Group Collections Accounts" in the Prospectus.

     Any funds on deposit in any Investor Account, if invested, will be invested in Permitted Investments pursuant to the Pooling and Servicing Agreement.

ALLOCATIONS, REALLOCATIONS AND SUBORDINATION OF COLLECTIONS

     Allocations Among Series. Pursuant to the Series Supplement, on each Distribution Date, the Master Servicer will direct the Trustee to withdraw from the Group One Collections Account and deposit into the Series Collections Account the sum of the Series Finance Charge Collections and the Series Principal Collections for the related Due Period. On or before each Distribution Date, the Class A Additional Funds and the Class B Additional Funds, if any, for such Distribution Date will also be deposited into the Series Collections Account.

     Reallocation of Series Investor Percentage of Collections Among Series in Group One. The Series Supplements relating to the other outstanding series in Group One provide that, under certain circumstances, Collections originally allocated to one series in Group One may be reallocated to other series in Group One. There can be no assurance, however, that any funds will be available to be reallocated. There also can be no assurance that any series will not be moved from its original Group to another Group. See "Description of the Investor Certificates -- Reallocation of Series Among Groups" in the Prospectus.

     The reallocation provisions included in the Series Supplement provide for the possible reallocation of both Finance Charge Collections and Principal Collections among series in Group One that permit such reallocations. After Finance Charge Collections allocated to each series in Group One that provides for reallocations have been allocated to fund the Class Required Amount and the Class Cumulative Investor Charged-Off Amount for each class of that series, the Credit Enhancement Fee with respect to that series and any reinstatement of the Available Shared Credit Enhancement Amount and Available Class B Credit Enhancement Amount, as applicable, with respect to that series, any excess Finance Charge Collections for that series will be deposited into the Group One Finance Charge Collections Reallocation Account. The amount deposited into the Group One Finance Charge Collections Reallocation Account will be allocated (until reduced to zero) in the following order of priority:

    (i) to fund, first, any shortfalls in the Class Required Amount and, second, the Class Cumulative Investor Charged-Off Amount for each class of investor certificates of each such series that has such a class, beginning with Class A, pro rata, according to the amount of such Class Required Amount shortfall or the amount of such Class Cumulative Investor Charged-Off Amount, as applicable, for each such class of each such series (e.g., to fund any shortfalls in the Class Required Amount for Class A with respect to each series, then the Class Cumulative Investor Charged-Off Amount with respect to Class A with respect to each series, then any shortfalls in the Class Required Amount for Class B with respect to each series, then the Class Cumulative Investor Charged-Off Amount with respect to Class B with respect to each series, etc.);

   (ii) to increase the Available Shared Credit Enhancement Amount if applicable (up to a limit of the Maximum Shared Credit Enhancement Amount), with respect to each series, pro rata, according to the amount by which the Available Shared Credit Enhancement Amount is less than the Maximum Shared Credit Enhancement Amount with respect to each such series;

  (iii) to increase the Available Class B Credit Enhancement Amount, if applicable (up to a limit of the Maximum Class B Credit Enhancement Amount), with respect to each series, pro rata, according to the amount by which the Available Class B Credit Enhancement Amount is less than the Maximum Class B Credit Enhancement Amount with respect to each such series;

   (iv) with respect to Series 1993-1, Series 1993-2 or Series 1993-3, to fund any shortfalls in the CCA Required Amount of each such series, pro rata, according to the amount of such shortfall with respect to each such series; and

    (v) with respect to Series 1993-1, Series 1993-2 or Series 1993-3, to fund the CCA Cumulative Charged-Off Amount of each such series, pro rata, according to the amount of such CCA Cumulative Charged-Off Amount with respect to each such series.

     Any amount remaining on deposit in the Group One Finance Charge Collections Reallocation Account after the reallocations described above have been made will be withdrawn from that account and allocated in accordance with the provisions of the Series Supplement for each series in Group One (including the Series offered hereby). Under no circumstances however, will Finance Charge Collections originally allocated to Investor Certificates on any Distribution Date be reallocated for the benefit of any other series, or paid to Greenwood, unless, with respect to such Distribution Date, the Class Required Amount and the Class Cumulative Investor Charged-Off Amount for each Class have been funded in full, the Credit Enhancement Fee has been paid and the Available Class B Credit Enhancement Amount equals the Maximum Class B Credit Enhancement Amount. See "-- Distributions of Collections and Application of Collections and Certain Other Amounts."

     The Series Supplement also provides for the reallocation, subject to certain limitations, of Principal Collections among the series in Group One that permit such reallocations. On each Distribution Date, for each series that permits reallocations of Principal Collections that is in its Revolving Period, Accumulation Period or Controlled Liquidation Period, as applicable, the amount of Series Principal Collections, after application of any subordinated Principal Collections with respect to such series, and, with respect to each such series that is in its Accumulation Period or Controlled Liquidation Period, as applicable, after the Principal Distribution Amount for such series has been funded, shall constitute excess Series Principal Collections and shall be deposited into the Group One Principal Collections Reallocation Account. The amounts, if any, deposited into the Group One Principal Collections Reallocation Account will be allocated to fund, first, any shortfalls in the portion of the Principal Distribution Amount allocable to Class A of any such series that is in its Accumulation Period or Controlled Liquidation Period, as applicable, pro rata, according to the amount of such shortfall with respect to each such series. Any amounts remaining on deposit in the Group One Principal Collections Reallocation Account will then be allocated to fund any shortfalls in the portion of the Principal Distribution Amount allocable to each other class of any such series that is in its Accumulation Period or its Controlled Liquidation Period, as applicable, beginning with Class B, and, in each case, pro rata, according to the amount of such shortfall with respect to each such series. Series that are in their Amortization Periods or Early Accumulation Periods, if applicable, will not be entitled to receive any reallocated Principal Collections from other series. Any amounts remaining on deposit in the Group One Principal Collections Reallocation Account after such reallocations have been made will be paid to Greenwood, up to the amount of the Seller Interest. Any amounts remaining on deposit in the Group One Principal Collections Reallocation Account after such payment to Greenwood will be deposited into the Collections Account to be allocated as Principal Collections on the next Trust Distribution Date. Under no circumstances will Principal Collections originally allocated to the Investor Certificates on any Distribution Date be reallocated for the benefit of any other series, or paid to Greenwood, unless, with respect to such Distribution Date, if applicable, the Principal Distribution Amount has been funded. See "-- Distributions of Collections and Application of Collections and Certain Other Amounts."

     Subordination of Class B Certificates. The Class B Certificates are subordinated in right of payment to the Class A Certificates to the extent described below. First, if on any Distribution Date the Class A Required Amount exceeds the sum of the amount of Class A Finance Charge Collections, Class A Investment Income, Class A Yield Collections, Class A Additional Funds and the amount of funds available to pay the Class A

Required Amount from a Subordinate Series, then Class B Available Collections will be used to fund the difference. Second, Class B Available Collections (after giving effect to the payments described above) will be used to reimburse the Class A Cumulative Investor Charged-Off Amount. Third, if on any Distribution Date the Class A Cumulative Investor Charged-Off Amount exceeds the Class B Available Collections, Class B Investor Interest will be reallocated to the Class A Certificates in the amount of such excess. Notwithstanding the foregoing, the sum of any payments or reallocations described in this paragraph will not exceed the Available Subordinated Amount at the time of such payment or reallocation.

     The Class B Cumulative Investor Charged-Off Amount will be increased by (i) the positive difference, if any, between the Class B Subordinated Payment and the amount of Class B Available Finance Charge Collections and (ii) the amount by which the Class B Investor Interest is reallocated for the reimbursement of the Class A Cumulative Investor Charged-Off Amount, as described in the preceding paragraph.

     The Available Subordinated Amount initially will be $44,736,860 (the "Initial Subordinated Amount"), which amount may be reduced, reinstated or increased from time to time, as set forth in the definition of "Available Subordinated Amount" in the Glossary of Terms.

     Class B Subordinated Payments will be deemed to be made first from Class B Available Finance Charge Collections and then from Class B Principal Collections.

     Alternative Credit Support Election. At any time during the Revolving Period, Greenwood may elect to make an Alternative Credit Support Election whereupon, if an Amortization Event occurs, the percentage of Finance Charge Collections allocated to the Class Investor Interest for each Class will no longer be calculated based on the Class Investor Interest on the last day of the Due Period prior to the occurrence of an Amortization Event, but instead will be calculated based on the Class Investor Interest on the first day of the related Due Period, which will have the effect of reducing the amount of Finance Charge Collections allocated to each Class on each subsequent Distribution Date. Prior to the effectiveness of an Alternative Credit Support Election, the Available Class B Credit Enhancement Amount shall be increased by the lesser of (x) (i) $23,684,220 prior to the occurrence of a Supplemental Credit Enhancement Event or (ii) $18,421,060 following the occurrence of a Supplemental Credit Enhancement Event and (y) the difference between the Maximum Class B Credit Enhancement Amount (after giving effect to the Alternative Credit Support Election) and the Available Class B Credit Enhancement Amount (immediately before giving effect to the Alternative Credit Support Election) (the "Additional Credit Support Amount"). Upon the effectiveness of an Alternative Credit Support Election, the Available Subordinated Amount will be increased by $26,315,800 (the "Additional Subordinated Amount").

REIMBURSEMENT OF CHARGED-OFF AMOUNTS; INVESTOR LOSSES

     As of each Distribution Date, the Master Servicer will calculate the Class Investor Charged-Off Amount for each Class. The "Class A Investor Charged-Off Amount" means the product of the Class A Percentage with respect to the Charged-Off Amount and the Charged-Off Amount for the related Due Period. The "Class B Investor Charged-Off Amount" means the product of the Class B Percentage with respect to the Charged-Off Amount and the Charged-Off Amount for the related Due Period plus the sum of (i) the amount, if any, by which the Class B Subordinated Payment on such Distribution Date exceeds the amount of Class B Available Finance Charge Collections and (ii) the amount of the Class B Investor Interest applied to reimburse the Class A Cumulative Investor Charged-Off Amount on such Distribution Date. On each Distribution Date, the Class Cumulative Investor Charged-Off Amount for each Class will be increased by the Class Investor Charged-Off Amount for such Class for such Distribution Date and will be reduced by the Class Charge-Off Reimbursement Amount for such Class for such Distribution Date. The "Charged-Off Amount" for each Distribution Date means the amount of the Receivables charged off by the Servicers as uncollectible during the related Due Period less the sum of (i) the cumulative, uncollected amount previously billed by the Servicers to Accounts that became Charged-Off Accounts during the related Due Period with respect to finance charges, cash advance fees, annual membership fees, if any, and late payment charges and (ii) the amount of such Receivables repurchased by Greenwood during the Due Period because they were in Accounts that contained Ineligible Receivables.

     If on any Distribution Date the Class Investor Charged-Off Amount for either Class exceeds the Class Charge-Off Reimbursement Amount for such Class, then each of the Class Investor Interest and the Class Invested Amount for such Class will be reduced by the amount of the excess (an "Investor Loss"). If on any Distribution Date the Class Charge-Off Reimbursement Amount for a Class exceeds the Class Investor Charged-Off Amount for such Class, then each of the Class Investor Interest and the Class Invested Amount for such class will be increased by the amount of the excess. In no event, however, will the Class Investor Interest or the Class Invested Amount for a Class be increased so as to exceed the Class Initial Investor Interest minus the sum of (x) the aggregate amount of payments of Certificate Principal made to Investor Certificateholders of such Class prior to such Distribution Date, (y) in the case of the Class Investor Interest, the amount on deposit in the Series Principal Funding Account for the benefit of such Class in respect of Collections of Principal Receivables and (z) the aggregate amount of losses on investments of principal funds on deposit in the Series Principal Funding Account. On the Distribution Date immediately following any Distribution Date on which the aggregate amount of unreimbursed Investor Losses for a Class is reduced to zero, interest on the Investor Losses will be paid to the Investor Certificateholders of such Class for the Due Periods during which there were Investor Losses to the extent of available Finance Charge Collections, Class Investment Income, if any, Class Yield Collections and Class Additional Funds for such Class. The Class Investor Interest for each Class will be zero on each Distribution Date following the Distribution Date on which the Class Investor Interest for the Class is first reduced to zero.

     Under the Pooling and Servicing Agreement, any recoveries received on Charged-Off Accounts are included in the assets of the Trust and are treated as Finance Charge Collections.

DISTRIBUTIONS OF COLLECTIONS AND APPLICATION OF COLLECTIONS AND CERTAIN OTHER AMOUNTS

     Distribution Among Series. On or before each Distribution Date, Greenwood as Master Servicer will direct the Trustee to deposit into the Series Collections Account an amount equal to the sum of the Series Finance Charge Collections and the Series Principal Collections for the related Due Period. On or before each Distribution Date, the Class A Additional Funds and Class B Additional Funds, if any, for that Distribution Date will be deposited into the Series Collections Account. Such funds will be allocated as described below.

     Distributions and Application of Funds. On or before each Distribution Date during the Revolving Period, the Accumulation Period and the Amortization Period, if any, the Master Servicer will direct the Trustee to make the following allocations in the order set forth and to the extent funds are available:

          (1) During the Accumulation Period or on the first Distribution Date of the Amortization Period, if applicable, Class A Investment Income, if any, for the related Due Period will be withdrawn from the Series Principal Funding Account and deposited into the Series Collections Account.

          (2) The Class A Required Amount, up to the sum of the amount of Class A Finance Charge Collections, Class A Investment Income, Class A Yield Collections and Class A Additional Funds, will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

          (3) Any shortfall in the Class A Required Amount will be funded from funds available to pay such shortfall from a Subordinate Series, if any, and deposited into the Series Distribution Account.

          (4) The Class A Cumulative Investor Charged-Off Amount, up to the amount of Class A Excess Servicing, will be funded from the remaining amount of Class A Finance Charge Collections, Class A Investment Income, Class A Yield Collections and Class A Additional Funds. Such amount will be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

          (5) The remaining Class A Cumulative Investor Charged-Off Amount will be funded from funds available to pay such amount from a Subordinate Series, if any, and deposited into the Series Principal Collections Account.

          (6) Any remaining shortfall in the Class A Required Amount, up to the lesser of the amount of the Available Subordinated Amount and the amount of Class B Available Collections, will be funded from Class B Available Collections. Such amount will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

          (7) Any remaining Class A Cumulative Investor Charged-Off Amount, up to the lesser of the amount of the Available Subordinated Amount and the remaining amount of Class B Available Collections, will be funded from remaining Class B Available Collections. Such amount will be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

          (8) The Class B Required Amount, up to the amount of the positive difference between (i) the amount of Class B Available Finance Charge Collections and (ii) the amount of the Class B Subordinated Payment, will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

          (9) Any shortfall in the Class B Required Amount will be funded from funds available to pay the shortfall from a Subordinated Series, if any, and deposited into the Series Distribution Account.

          (10) The Class B Cumulative Investor Charged-Off Amount will be funded from funds available to pay this amount from a Subordinated Series, if any, and deposited into the Series Principal Collections Account.

          (11) Any remaining shortfall in the Class A Required Amount, up to the lesser of the Available Subordinated Amount and the remaining amount of Series Excess Servicing, will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

          (12) Any remaining Class A Cumulative Investor Charged-Off Amount, up to the lesser of the Available Subordinated Amount and the remaining amount of Series Excess Servicing, will be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

          (13) Any remaining Class A Cumulative Investor Charged-Off Amount, up to the lesser of the amount of the Available Subordinated Amount and the Class B Investor Interest, will be reduced by an equivalent reduction in the Class B Investor Interest.

          (14) Any remaining shortfall in the Class B Required Amount, up to the remaining amount of Series Excess Servicing, will be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

          (15) Any remaining Class B Cumulative Investor Charged-Off Amount, up to the remaining amount of Series Excess Servicing, will be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

          (16) Any remaining Series Excess Servicing, up to the amount by which the Available Class B Credit Enhancement Amount is less than the Maximum Class B Credit Enhancement Amount, will be withdrawn from the Series Collections Account and paid to the Trustee as administrator of the Credit Enhancement for deposit into the Credit Enhancement Account. This amount will increase the Available Class B Credit Enhancement Amount.

          (17) Any remaining shortfall in the Class B Required Amount will be funded, up to the Available Class B Credit Enhancement Amount, by a Credit Enhancement Drawing and this amount will be deposited into the Series Distribution Account.

          (18) Any remaining Class B Cumulative Investor Charged-Off Amount will be funded, up to the remaining Available Class B Credit Enhancement Amount, by a Credit Enhancement Drawing and this amount will be deposited into the Series Principal Collections Account.

          (19) The Credit Enhancement Fee, up to the remaining amount of Series Excess Servicing, will be withdrawn from the Series Collections Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement.

          (20) Any remaining Series Excess Servicing will be withdrawn from the Series Collections Account and deposited into the Group One Finance Charge Collections Reallocation Account.

          (21) If there are one or more other outstanding series included in Group One that provide for the reallocation of excess Collections, excess Finance Charge Collections with respect to each such series will also be deposited into the Group One Finance Charge Collections Reallocation Account. Any remaining shortfall in the Class A Required Amount, up to an amount equal to the product of (i) a fraction the numerator of which is the amount of the remaining shortfall and the denominator of which is the sum of such shortfalls for each class designated by the letter A of each series included in Group One that provides for such reallocation and (ii) the amount on deposit in the Group One Finance Charge Collections Reallocation Account, will be withdrawn from that account and deposited into the Series Distribution Account.

          (22) Any remaining Class A Cumulative Investor Charged-Off Amount will be funded, up to an amount equal to the product of (i) a fraction the numerator of which is the amount of the remaining Class A Cumulative Investor Charged-Off Amount and the denominator of which is the sum of such amounts for each class designated by the letter A of each series included in Group One that provides for such reallocation and (ii) the amount remaining on deposit in the Group One Finance Charge Collections Reallocation Account (after withdrawals therefrom on behalf of each applicable series in Group One with respect to shortfalls in the series' Class A Required Amount) from the Group One Finance Charge Collections Reallocation Account. This amount will be withdrawn from the account and deposited into the Series Principal Collections Account.

          (23) Any remaining shortfall in the Class B Required Amount, up to an amount equal to the product of (i) a fraction the numerator of which is the amount of the remaining shortfall and the denominator of which is the sum of such shortfalls for each class designated by the letter B of each series included in Group One that provides for such reallocation and (ii) the amount remaining on deposit in the Group One Finance Charge Collections Reallocation Account (after withdrawals therefrom on behalf of each applicable series in Group One with respect to shortfalls in the series' Class A Required Amount and with respect to reimbursement of the series' Class A Cumulative Investor Charged-Off Amount), will be withdrawn from that account and deposited into the Series Distribution Account.

          (24) Any remaining Class B Cumulative Investor Charged-Off Amount will be funded, up to an amount equal to the product of (i) a fraction the numerator of which is the amount of the remaining Class B Cumulative Investor Charged-Off Amount and the denominator of which is the sum of such amounts for each class designated by the letter B of each series included in Group One that provides for such reallocation and (ii) the amount remaining on deposit in the Group One Finance Charge Collections Reallocation Account (after withdrawals therefrom on behalf of each applicable series in Group One with respect to shortfalls in the series' Class A Required Amount, with respect to reimbursement of the series' Class A Cumulative Investor Charged-Off Amount and with respect to shortfalls in the series' Class B Required Amount), from the Group One Finance Charge Collections Reallocation Account. This amount will be withdrawn from the account and deposited into the Series Principal Collections Account.

          (25) If there are one or more other outstanding series included in Group One that provide for the reallocation of excess Collections, any amounts remaining on deposit in the Group One Finance Charge Collections Reallocation Account will be used to fund first any shortfalls in Class Required Amounts and then the Class Cumulative Investor Charged-Off Amounts for each class, other than classes A and B, of each such series in a manner similar to that described in (23) and (24) above.

          (26) The difference between the Available Class B Credit Enhancement Amount and the Maximum Class B Credit Enhancement Amount, up to an amount equal to the product of (i) a fraction the numerator of which is the amount of the difference between the Available Class B Credit Enhancement Amount and the Maximum Class B Credit Enhancement Amount and the denominator of which is the sum of the amount by which the Available Class B Credit Enhancement Amount is less than the Maximum Class B Credit Enhancement Amount for each series in Group One that provides for reallocations and (ii) the amount remaining on deposit in the Group One Finance Charge Collections Reallocation Account (after all reallocations described above have been made), will be withdrawn from the Group One Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for deposit into the Credit Enhancement Account. This amount will increase the Available Class B Credit Enhancement Amount.

          (27) After all payments are made from the Group One Finance Charge Collections Reallocation Account with respect to each series in Group One eligible for such reallocations, an amount equal to the product of (i) a fraction the numerator of which will be the Series Investor Interest and the denominator of which will be the sum of the Series Investor Interests for each series that is in Group One and (ii) the amount remaining on deposit in the Group One Finance Charge Collections Reallocation Account will be withdrawn from such account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Amounts remaining on deposit in the Group One Finance Charge Collections Reallocation Account will be withdrawn from that account and allocated pursuant to the provisions of the Series Supplements for each other series in Group One.

          (28) Any amount remaining on deposit in the Series Collections Account will be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

          (29) Unless the Distribution Date is a Distribution Date in the Revolving Period, the Principal Distribution Amount, up to the amount on deposit in the Series Principal Collections Account, will be withdrawn from such account and deposited into the Series Principal Funding Account.

          (30) Unless the Distribution Date is a Distribution Date in the Revolving Period, any shortfall in funding the Principal Distribution Amount will be funded from funds available to pay the shortfall from a Subordinated Series, if any, and deposited into the Series Principal Funding Account.

          (31) Any amounts remaining on deposit in the Series Principal Collections Account will be withdrawn from that account and deposited into the Group One Principal Collections Reallocation Account.

          (32) If there are one or more other outstanding series included in Group One that provide for the reallocation of excess Collections, excess Principal Collections with respect to each such series (i.e., all Principal Collections during such series' Revolving Period and all Principal Collections in excess of the amount required to fund or pay Certificate Principal with respect to such series during such series' Accumulation Period, Controlled Liquidation Period, Amortization Period or Early Accumulation Period, as applicable) also will be deposited into the Group One Principal Collections Reallocation Account. During the Accumulation Period only, any remaining shortfall in funding the portion of the Principal Distribution Amount that is allocable to Class A, up to an amount equal to the product of (i) a fraction the numerator of which is the amount of the remaining shortfall and the denominator of which is the sum of the portion of such shortfalls allocated to the class designated by the letter A of all series included in Group One that provide for such reallocation and that are in their Accumulation Period or Controlled Liquidation Period, as applicable and (ii) the amount on deposit in the Group One Principal Collections Reallocation Account, will be withdrawn from such account and deposited into the Series Principal Funding Account.

          (33) During the Accumulation Period only, any remaining shortfall in funding the portion of the Principal Distribution Amount that is allocable to Class B, up to an amount equal to the product of (i) a fraction the numerator of which is the amount of the remaining shortfall and the denominator of which is the sum of the portion of such shortfalls allocated to the class designated by the letter B of all series included in Group One that provide for such reallocation and that are in their Accumulation Period or

     Controlled Liquidation Period, as applicable and (ii) the amount remaining on deposit in the Group One Principal Collections Reallocation Account, will be withdrawn from that account and deposited into the Series Principal Funding Account.

          (34) If there are one or more other outstanding series included in Group One that provide for the reallocation of excess Collections and that are in their Accumulation Periods or Controlled Liquidation Periods, as applicable, any amounts remaining on deposit in the Group One Principal Collections Reallocation Account will be used to fund shortfalls in the portion of any Principal Distribution Amount shortfall allocable to each class, other than classes A and B, of each such series in the manner described in (33) above.

          (35) After all withdrawals from the Group One Principal Collections Reallocation Account have been made with respect to shortfalls in the funding of the Principal Distribution Amount for each applicable series in Group One, as described in (32) through (34) above, any amounts remaining on deposit in the Group One Principal Collections Reallocation Account will be withdrawn from that account and deposited into the Collections Account.

          (36) After all allocations have been provided for with respect to each series then outstanding (whether or not such series is included in Group
     One), the lesser of the amount on deposit in the Collections Account and the amount of the Seller Interest will be withdrawn from the Collections Account and paid to the Holder of the Seller Certificate. If, after such payment to the Holder of the Seller Certificate, any amounts remain on deposit in the Collections Account, these amounts will remain in the Collections Account for allocation as Principal Collections on the next Trust Distribution Date.

     Payments of Interest on Investor Certificates and Class Monthly Servicing Fees. On or before each Distribution Date, after giving effect to the payments and allocations described above, the Master Servicer will direct the Trustee to make the following deposits and payments in the order set forth and to the extent funds are available:

          (1) The lesser of the Class A Modified Required Amount and the amount on deposit in the Series Distribution Account with respect to Class A will be withdrawn from such account and deposited into the Series Interest Funding Account.

          (2) The lesser of the amount of all accrued but unpaid Class A Monthly Servicing Fees through and including such Distribution Date and the amount remaining on deposit in the Series Distribution Account with respect to Class A will be withdrawn from that account and paid to the Master Servicer.

          (3) The lesser of the Class B Modified Required Amount and the amount on deposit in the Series Distribution Account with respect to Class B will be withdrawn from such account and deposited into the Series Interest Funding Account.

          (4) The lesser of the amount of all accrued but unpaid Class B Monthly Servicing Fees through and including such Distribution Date and the amount remaining on deposit in the Series Distribution Account with respect to Class B will be withdrawn from that account and paid to the Master Servicer.

     On each Interest Payment Date, all amounts on deposit in the Series Interest Funding Account will be withdrawn from such account and paid to the Class A Certificateholders and the Class B Certificateholders in accordance with the amounts deposited into that account with respect to each Class since the previous Interest Payment Date (or, on the first Interest Payment Date, since the Series Closing Date).

     Payments of Principal. On the Class A Expected Final Payment Date, all amounts on deposit in the Series Principal Funding Account will be withdrawn, up to the Class A Invested Amount, for payment to the Class A Certificateholders. On the Class B Expected Final Payment Date, all remaining amounts on deposit in the Series Principal Funding Account will be withdrawn, up to the Class B Invested Amount, for payment to the Class B Certificateholders. On each Distribution Date during the Amortization Period, if any, after giving effect to the payments and allocations described above, all amounts on deposit in the Series Principal Funding Account will be withdrawn and paid to the Class A Certificateholders until the Class A Invested Amount is reduced to zero, and thereafter to the Class B Certificateholders until the Class B Invested Amount is reduced to zero. In no event will any such amounts be paid to Investor Certificateholders of any Class in excess of the Class Invested Amount for such Class.

SERIES YIELD FACTOR

     The Series Supplement provides that a certain portion of the Series Principal Collections may be recharacterized as Series Yield Collections. "Series Yield Collections" will mean, for any day or any Distribution Date, as applicable, an amount equal to the product of the Series Yield Factor and the amount of Series Principal Collections for that day or the related Due Period, as applicable. The Series Yield Factor will initially be zero. The Series Supplement provides that the Master Servicer may change the Series Yield Factor, subject to the following conditions: (i) the Series Yield Factor may not be reduced below zero, nor increased to more than a total of 0.05; (ii) the Master Servicer shall have delivered to the Trustee a certificate to the effect that the Master Servicer reasonably believes that the change in the Series Yield Factor will not (a) result in any delay in the payment of principal to the investor certificateholders of any series then outstanding, or (b) cause an Amortization Event to occur with respect to any series then outstanding; and
(iii) Standard & Poor's shall have advised the Master Servicer and Greenwood that the change in the Series Yield Factor will not cause the rating of any class of any series of investor certificates then outstanding to be lowered or withdrawn. The effect of recharacterizing a portion of Series Principal Collections as Series Yield Collections is to increase the yield on the Receivables with respect to a series and lower the effective payment rate.

AMORTIZATION EVENTS

     The occurrence of an Amortization Event is the only circumstance under which an Amortization Period will commence. An "Amortization Event" is any of the following events:

          (a) failure on the part of any Seller (i) to make any payment or deposit on the date required under the Pooling and Servicing Agreement or the Series Supplement (or within five Business Days thereafter); or (ii) to observe or perform in any material respect any other material covenant or agreement of that Seller pursuant to the Pooling and Servicing Agreement or the Series Supplement, which continues unremedied for a period of 60 days after written notice of that failure requiring the same to be remedied has been given to that Seller by the Trustee, or to that Seller and the Trustee by holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Class Invested Amount of any Class materially adversely affected thereby;

          (b) any representation or warranty made by any Seller in the Pooling and Servicing Agreement or the Series Supplement, or any information required to be given by any Seller to the Trustee to identify the Accounts, proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice of the failure requiring the same to be remedied has been given to that Seller by the Trustee or to that Seller and the Trustee by holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Class Invested Amount of any Class materially adversely affected thereby;

          (c) certain events of bankruptcy, insolvency or receivership relating to any Seller;

          (d) Greenwood as Seller becomes unable to transfer Receivables to the Trust in accordance with the provisions of the Pooling and Servicing Agreement and that inability continues for five Business Days;

          (e) any Seller other than Greenwood becomes unable to transfer Receivables to the Trust in accordance with the provisions of the Pooling and Servicing Agreement and that inability continues for five Business Days;

          (f) the Trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (g) any Master Servicer Termination Event or any Servicer Termination Event occurs;

          (h) the amount of Principal Receivables in the Trust at the end of any Due Period or on any Distribution Date shall be less than the Minimum Principal Receivables Balance and Greenwood shall have failed to assign Receivables in Additional Accounts or Participation Interests to the Trust in at least the amount of the deficiency by the tenth day of the calendar month of the following Due Period;

          (i) on any Distribution Date, the three-month rolling average Series Excess Spread is less than zero and the three-month rolling average Group Excess Spread is less than zero; or

          (j) if, on the Class A Expected Final Payment Date or the Class B Expected Final Payment Date, the Class Invested Amount for Class A or Class B, respectively, is not reduced to zero.

     In the case of any event described in clauses (a), (b), (e) or (g), an Amortization Event will be deemed to have occurred only if the event has a material adverse effect on the Investor Certificateholders and if, after the applicable grace period described in those clauses, either the Trustee declares or Investor Certificateholders evidencing Fractional Undivided Interests aggregating not less than 51% of the Class Invested Amount for either Class declare by written notice to Greenwood and the Master Servicer (and to the Trustee if given by the Investor Certificateholders) that an Amortization Event has occurred as of the date of the notice. In the case of any event described in clauses (c), (d), (f), (h), (i) or (j) an Amortization Event will be deemed to have occurred immediately upon the occurrence of the event without any notice or other action on the part of the Trustee or the Investor Certificateholders. On the date on which an Amortization Event is deemed to have occurred, the Amortization Period will commence.

     On each Distribution Date of an Amortization Period, beginning with the Distribution Date in the calendar month following the occurrence of an Amortization Event, distributions of Certificate Principal will be made to the Class A Certificateholders (unless and until the Class A Invested Amount has been reduced to zero) and distributions of Certificate Principal will be made to the Class B Certificateholders only after the Class A Invested Amount has been reduced to zero. See "-- Distributions of Collections and Application of Collections and Certain Other Amounts."

FINAL PAYMENT OF PRINCIPAL; TERMINATION OF SERIES

     Generally, the Class A Invested Amount and the Class B Invested Amount are payable in full on the Class A Expected Final Payment Date and the Class B Expected Final Payment Date, respectively. On each Distribution Date during the Amortization Period, if any, an amount equal to the lesser of the Series Invested Amount or the amount of Series Principal Collections for the Distribution Date will be paid to the Investor Certificateholders. Although it is anticipated that sufficient funds will be available to pay these amounts on these dates, no assurance can be given in that regard. See "Description of the Investor Certificates -- Distributions of Collections and Application of Collections and Certain Other Amounts" in the Prospectus.

     Notwithstanding the above, the Series Supplement provides that if, as of any Distribution Date during the Accumulation Period or the Amortization Period, if any, after giving effect to any payments and allocations to occur on the Distribution Date, the Series Investor Interest is less than or equal to 5% of the Series Initial Investor Interest, Greenwood will have the option to purchase from the Trust the remaining Series Investor Interest. If Greenwood so elects, it will deposit into the Series Principal Funding Account (during the Accumulation Period) or the Series Distribution Account (during the Amortization Period), on the immediately succeeding Distribution Date, an amount equal to the Series Investor Interest as of the last day of the Due Period related to the immediately succeeding Distribution Date. In any event, the final payment of principal will be made no later than the first Business Day following the Distribution Date in January 2006.

DESCRIPTION OF THE CREDIT ENHANCEMENT

     The Credit Enhancement initially will consist solely of funds on deposit in a cash collateral account (the "Credit Enhancement Account"), which will be held with the Trustee or a Qualified Institution in the name of the Trustee for the benefit of the Investor Certificateholders of the Series offered hereby and the Credit Enhancement Provider, as their interests appear in the Series Supplement and the Credit Enhancement Agreement (the "Credit Enhancement Agreement") to be entered into among Greenwood, the Trustee and one or more lenders (collectively referred to herein as the "Credit Enhancement Provider"). The Trustee will act as administrator of the Credit Enhancement and the Credit Enhancement Account and will release funds for deposit into the Investor Accounts pursuant to instructions from the Master Servicer. The Credit Enhancement Provider will have only those duties, liabilities and obligations expressly imposed on it by the Credit Enhancement Agreement.

     The Credit Enhancement Account will be funded by an initial deposit on the Series Closing Date by the Credit Enhancement Provider of $21,052,640 (which will be the "Stated Class B Credit Enhancement Amount"). Thereafter, on each Distribution Date, an amount equal to Series Excess Servicing after payment of the Class Required Amount for each Class and reimbursement of the Class Cumulative Investor Charged-Off Amount for each Class, but before any payment of the Credit Enhancement Fee or any reallocation of Finance Charge Collections among series, will be paid to the Trustee as administrator of the Credit Enhancement for deposit into the Credit Enhancement Account, but only to the extent that the Available Class B Credit Enhancement Amount is less than the Maximum Class B Credit Enhancement Amount. On the first Distribution Date, the Available Class B Credit Enhancement Amount will equal the Stated Class B Credit Enhancement Amount. For each Distribution Date after the first Distribution Date, the Available Class B Credit Enhancement Amount will equal the amount available to be drawn under the Credit Enhancement from time to time for the benefit of the holders of the Class B Certificates, which on any date of determination will equal the lesser of (a) the Maximum Class B Credit Enhancement Amount and (b) the Available Class B Credit Enhancement Amount for the immediately preceding Distribution Date minus the amount of all drawings made on the Credit Enhancement Account on or since the preceding Distribution Date with respect to the Available Class B Credit Enhancement Amount plus the amount of all deposits into the Credit Enhancement Account on or since the preceding Distribution Date with respect to the Available Class B Credit Enhancement Amount. The Series offered hereby will not have an Available Shared Credit Enhancement Amount.

     In the event of an Alternative Credit Support Election, the Maximum Class B Credit Enhancement Amount will be increased to the greater of (i) $5,263,160 and
(ii) an amount equal to 8.5% of the Series Investor Interest as of the last day of the related Due Period and the Available Class B Credit Enhancement Amount will be increased by the Additional Credit Support Amount. In the event that the Alternative Credit Support Election does not become effective in accordance with the requirements of the Series Supplement, some or all of the Additional Credit Support Amount paid to the Trustee as administrator of the Credit Enhancement will be returned to the Holder of the Seller Certificate or the Credit Enhancement Provider, depending on the source of the Additional Credit Support Amount.

     If the long-term debt or deposit rating of Greenwood is withdrawn or reduced below BBB- by Standard & Poor's (a "Supplemental Credit Enhancement Event"), Greenwood as Servicer shall, within 60 days of notice from Standard & Poor's of the withdrawal or reduction (or such longer period as may be agreed to by Standard & Poor's), arrange for the payment of the Supplemental Credit Enhancement Amount by a Person other than Greenwood (or from Series Excess Servicing) to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Both the form and the provider of the Supplemental Credit Enhancement Amount shall be determined at the time it is to be paid; provided, that the Master Servicer shall have received confirmation from Standard & Poor's that the arrangements with respect to the Supplemental Credit Enhancement Amount will not result in the rating of the Investor Certificates being withdrawn or lowered.

     Amounts on deposit in the Credit Enhancement Account will be invested in Permitted Investments selected by Greenwood that mature on or before the immediately following Distribution Date. All earnings on such investments (less investment losses and expenses) will be paid in accordance with the Credit Enhancement Agreement.

     All payments under the Credit Enhancement will be made as set forth in "-- Distributions of Collections and Application of Collections and Certain Other Amounts" and will be made solely from amounts on deposit in the Credit Enhancement Account and in no event from the assets of the Credit Enhancement Provider.

     The Trustee may terminate the Credit Enhancement without penalty if the Master Servicer elects to obtain a successor Credit Enhancement. The Series Supplement, however, provides that, unless otherwise agreed to by the Rating Agencies, the initial Credit Enhancement and the Credit Enhancement Agreement will not be terminated and a successor Credit Enhancement will not be established if any such action would cause the ratings of the Investor Certificates to be withdrawn or lowered by either of the Rating Agencies. If the Master Servicer elects to obtain a replacement Credit Enhancement consistent with the foregoing conditions, the replacement Credit Enhancement may consist of any type of credit enhancement, including without limitation an irrevocable standby letter of credit, a cash collateral account, a reserve account, a combination of a letter of credit and a reserve account or a surety bond, provided, in any case, that such replacement Credit Enhancement will not cause the ratings of the Investor Certificates to be lowered or withdrawn by the Rating Agencies; and provided, further, that if such replacement Credit Enhancement is not Funded Credit Enhancement, then no amounts (other than any Credit Enhancement Fees or any amounts paid to the Trustee as administrator of the Credit Enhancement in respect of the Available Class B Credit Enhancement Amount) that are measured or determined by reference to Class Excess Servicing for any Class, Series Excess Servicing or the amount on deposit at any time in the Group Finance Charge Collections Reallocation Account shall be paid or deposited by the Trustee if, on the related Drawing Date, the Credit Enhancement Provider is unable to pay its debts as they become due.

                     REPORTS TO INVESTOR CERTIFICATEHOLDERS

     For each Distribution Date, the Master Servicer will prepare a statement for the Investor Certificateholders setting forth: (a) the amount of interest and principal paid to holders of each Class of the Series offered hereby for the related Due Period per $1,000 of Class Initial Investor Interest; (b) the Series Investor Interest and the Class Investor Interest for each Class of the Series offered hereby as of the end of the related Due Period; (c) the Aggregate Investor Interest, the Seller Interest and the sum of the Series Investor Interests for each series in the same Group as the Series offered hereby as of the end of the related Due Period; (d) the amount of Finance Charge Collections, Principal Collections, Additional Funds, if any, and Yield Collections, if any, allocated to the Series offered hereby and each Class of the Series offered hereby, to the Group of which the Series offered hereby is a member and to the Seller, in each case for the related Due Period; (e) Class Investment Income, the amount deposited into the Series Principal Funding Account for the related Due Period, the Deficit Accumulation Amount and the total amount on deposit in the Series Principal Funding Account; (f) the amount deposited in the Series Interest Funding Account during the related Due Period and the total amount on deposit in the Series Interest Funding Account; (g) the pool factor for each Class of the Series offered hereby for the related Due Period; (h) the Class Investor Charged-Off Amount and the Class Cumulative Investor Charged-Off Amount for each Class of the Series offered hereby and the sum of those amounts for the Series offered hereby and for the Group of which the Series offered hereby is a member for the related Due Period; (i) the amount of Investor Losses for the related Due Period (total and per $1,000 of Class Initial Investor Interest), the amount of reimbursements of Investor Losses for the related Due Period and the aggregate amount of unreimbursed Investor Losses as of the end of the related Due Period (total and per $1,000 of Class Initial Investor Interest), in each case for each Class of the Series offered hereby and the sum of those amounts for the Series offered hereby and for the Group of which the Series offered hereby is a member; (j) the Class Monthly Servicing Fee for each Class of the Series offered hereby and the sum of those amounts for the Series offered hereby and for the Group of which the Series offered hereby is a member for the related Due Period; (k) the Available Subordinated Amount as of the end of the related Due Period (total and as a percentage of the Class A Invested Amount);
(l) the amounts of any Credit Enhancement Drawings for the related Due Period and the Maximum Class B Credit Enhancement Amount and Available Class B Credit Enhancement Amount, in each case as of the end of the related Due Period; and
(m) delinquency information with respect to the Receivables (total and as a percentage of outstanding Receivables). The statement will be made available to Certificate Owners free of charge upon request by calling 813-288-3418. On or about January 31 of each calendar year, a statement prepared by the Master Servicer containing the information set forth in clause (a) above, aggregated for the preceding calendar year or the applicable portion thereof, together with such other customary information as the Trustee or the Master Servicer deems necessary or desirable to enable the Investor Certificateholders to prepare their tax returns, will be made available in the same manner as the monthly statement described above.

                                  UNDERWRITING

     The Underwriters named below have severally agreed, subject to the terms and conditions of the Underwriting Agreement, dated August 19, 1997, and the Terms Agreement, dated July 23, 1998, to purchase from Greenwood the respective principal amounts of Investor Certificates set forth opposite their name below:

                                                       PRINCIPAL      PRINCIPAL
                                                         AMOUNT         AMOUNT
                                                       OF CLASS A     OF CLASS B
                    UNDERWRITERS                      CERTIFICATES   CERTIFICATES
                    ------------                      ------------   ------------
Morgan Stanley & Co. Incorporated...................  $125,000,000   $26,316,000
ABN AMRO Incorporated...............................   125,000,000       --
BancAmerica Robertson Stephens .....................   125,000,000       --
First Union Capital Markets, a division of Wheat
  First Securities, Inc.............................   125,000,000       --
                                                      ------------   -----------
     Total..........................................  $500,000,000   $26,316,000
                                                      ============   ===========

     The Underwriting Agreement provides that the obligations of the Underwriters thereunder are subject to approval of certain legal matters by counsel and to various other conditions. The nature of the Underwriters' obligation is such that they must purchase all of the Investor Certificates if any are purchased.

     The Underwriters and the Company have agreed that the closing of the sale of the Investor Certificates to the Underwriters will occur five business days after the date of this Prospectus Supplement or such later date as they may mutually agree.

     The Underwriters of the Class A Certificates have advised Greenwood that they propose to offer the Class A Certificates to the public initially at the offering price and on the terms set forth on the cover page of this Prospectus Supplement and to certain dealers at that price, less a concession not in excess of 0.1650% of the denomination of the Class A Certificates. The Underwriters of the Class A Certificates may allow, and such dealers may reallow, a concession not in excess of 0.0825% of the denomination of the Class A Certificates to certain other dealers. The Underwriter of the Class B Certificates has advised Greenwood that it proposes to offer the Class B Certificates to the public initially at the offering price and on the terms set forth on the cover page of this Prospectus Supplement and to certain dealers at that price, less a concession not in excess of 0.1800% of the denomination of the Class B Certificates. The Underwriter of the Class B Certificates may allow, and such dealers may reallow, a concession not in excess of 0.0900% of the denomination of the Class B Certificates to certain other dealers. After the initial offering to the public, the offering price and other selling terms may be varied by the Underwriters.

     There currently is no market for the Investor Certificates, and although Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, BancAmerica Robertson Stephens and First Union Capital Markets, a division of Wheat First Securities, Inc. intend to make a market in the Investor Certificates, there can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will continue until the termination of the Series.

     The Underwriters have represented and agreed that (a) they have complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by them in relation to the Certificates in, from or otherwise involving the United Kingdom; (b) they have only issued or passed on and will only issue or pass on in the United Kingdom any document received by them in connection with the issue of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or who is a person to whom the document may otherwise lawfully be issued or passed on; (c) if those Underwriters are authorized persons under Chapter III of the Financial Services Act 1986, they have only promoted and will only promote (as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1995) to any person in the United Kingdom the scheme described in this Prospectus Supplement if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulation 1995; and (d) they are persons of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995.

     Morgan Stanley & Co. Incorporated is an affiliate of Greenwood. Both Christine A. Edwards and Alexander C. Frank are directors of Greenwood and officers of Morgan Stanley Dean Witter & Co.

     Greenwood has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     In order to facilitate the offering of the Investor Certificates, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Investor Certificates. Specifically, the Underwriters may overallot in connection with any offering of Investor Certificates, creating a short position in the Investor Certificates for their own accounts. In addition, to cover overallotments or to stabilize the price of the Investor Certificates or of any such other securities, the Underwriters may bid for, and purchase, the Investor Certificates or any such other securities in the open market. Finally, in any offering of the Investor Certificates through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Investor Certificates in the offering if the syndicate repurchases previously distributed Investor Certificates in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Investor Certificates above independent market levels. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

                                 LEGAL MATTERS

     The legality of the Investor Certificates and certain legal matters relating to the tax consequences of the issuance of the Investor Certificates will be passed upon for Greenwood by Latham & Watkins and certain matters concerning creditors' rights will be passed upon for Greenwood by Latham & Watkins and Young Conaway Stargatt & Taylor, LLP. The legality of the Investor Certificates will be passed upon for the Underwriters by Cadwalader, Wickersham & Taft.

                               GLOSSARY OF TERMS

     The Investor Certificates offered hereby will be issued pursuant to the Pooling and Servicing Agreement and the Series Supplement. The following Glossary of Terms does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Prospectus, the Pooling and Servicing Agreement and the Series Supplement. Unless the context requires otherwise, the definitions contained in this Glossary of Terms are applicable only to the Series of Investor Certificates offered hereby and are not necessarily applicable to any other series of investor certificates that may be issued by the Trust. On written request to the Trustee at its corporate trust office, the Trustee will provide to Investor Certificateholders without charge a copy of the Pooling and Servicing Agreement (without exhibits and schedules) and the Series Supplement (without exhibits).

     "Accumulation Amount" will mean, (a) through the Class A Expected Final Payment Date, the greater of (i) $41,666,666.67 and (ii) if the Master Servicer elects to delay the commencement of the Accumulation Period in accordance with the Series Supplement, the Class A Initial Investor Interest divided by the number of Distribution Dates from the commencement of the Accumulation Period through and including the Class A Expected Final Payment Date, and (b) thereafter, $26,316,000.

     "Additional Credit Support Amount" will mean the amount by which the Available Class B Credit Enhancement Amount will be increased as the result of an Effective Alternative Credit Support Election, which amount will equal the lesser of (x) (i) $23,684,220 prior to the occurrence of a Supplemental Credit Enhancement Event or (ii) $18,421,060 following the occurrence of a Supplemental Credit Enhancement Event and (y) the difference between the Maximum Class B Credit Enhancement Amount (after giving effect to the Alternative Credit Support Election) and the Available Class B Credit Enhancement Amount (immediately before giving effect to the Alternative Credit Support Election).

     "Additional Funds" will have the meaning set forth in "Description of the Investor Certificates -- Additional Funds" in the Prospectus. The initial amount of Additional Funds will be zero.

     "Additional Subordinated Amount" will mean $26,315,800.

     "Alternative Credit Support Election" will mean an election made by Greenwood that will become effective after Greenwood has notified the Rating Agencies, the Trustee and the Credit Enhancement Provider of such election, upon the payment of the Additional Credit Support Amount to the Trustee as administrator of the Credit Enhancement and upon satisfaction of certain other requirements.

     "Available Class B Credit Enhancement Amount" will mean, with respect to the first Distribution Date, the Stated Class B Credit Enhancement Amount, and, thereafter, will mean the amount available to be drawn under the Credit Enhancement for the benefit of the Class B Certificateholders from time to time, which on any date of determination will be equal to the Available Class B Credit Enhancement Amount for the immediately preceding Distribution Date minus the amount of all Credit Enhancement Drawings with respect to the Available Class B Credit Enhancement Amount on or since such immediately preceding Distribution Date, plus the amount of all payments made to the Trustee as administrator of the Credit Enhancement with respect to the Available Class B Credit Enhancement Amount pursuant to the Series Supplement, plus, following an Effective Alternative Credit Support Election, the Additional Credit Support Amount and plus, following a Supplemental Credit Enhancement Event, the Supplemental Credit Enhancement Amount.

     "Available Shared Credit Enhancement Amount" will be zero with respect to the Series offered hereby. With respect to other series issued from the Trust, the Available Shared Credit Enhancement Amount, if applicable, will have the meaning set forth in the applicable Series Supplement.

     "Available Subordinated Amount" will mean, on a Distribution Date, the sum of:

          (i) (a) with respect to the first Distribution Date, the Initial Subordinated Amount or (b) with respect to any other Distribution Date, the Available Subordinated Amount after giving effect to all adjustments on the prior Distribution Date; and

          (ii) the amount of Series Excess Servicing, as such amount may be (x) reduced pursuant to the provisions of the Series Supplement to take into account (a) the amount of Class A and Class B Excess Servicing used to reimburse the Class A Cumulative Investor Charged-Off Amount, (b) the amount of the Class B Excess Servicing used to reduce the Class A Required Amount Shortfall, (c) the amount of the Class B Subordinated Payment and (d) the amount of any reduction in the Class B Investor Interest resulting from reimbursement of the Class A Cumulative Investor Charged-Off Amount, in each case on that Distribution Date, and
     (y) increased pursuant to the provisions of the Series Supplement to take into account the application of amounts on deposit in the Group One Finance Charge Collections Reallocation Account (i) to reduce the Class B Required Amount Shortfall, (ii) to reduce the Class B Cumulative Investor Charged-Off Amount and (iii) to increase the Available Class B Credit Enhancement Amount, in each case for such Distribution Date.

     On the first Distribution Date following an Effective Alternative Credit Support Election, the Available Subordinated Amount will be increased by the Additional Subordinated Amount. In no event, however, will the Available Subordinated Amount exceed (i) through the last Distribution Date preceding an Effective Alternative Credit Support Election, the Initial Subordinated Amount and (ii) thereafter, the sum of the Initial Subordinated Amount and the Additional Subordinated Amount.

     "CCA Cumulative Charged-Off Amount" will be zero with respect to the Series offered hereby. With respect to other series issued from the Trust, the CCA Cumulative Charged-Off Amount, if applicable, will have the meaning set forth in the applicable Series Supplement.

     "CCA Required Amount" will be zero with respect to the Series offered hereby. With respect to other series issued from the Trust, the CCA Required Amount, if applicable, will have the meaning set forth in the applicable Series Supplement.

     "Certificate Interest" for any Class will mean, for any Distribution Date, the product of (a) the Class Invested Amount for such Class for such Distribution Date and (b) a fraction the numerator of which is the Certificate Rate for that Class, and the denominator of which is twelve (or, in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the August 1998 Distribution Date, assuming the month of July has 30 days).

     "Certificate Rate," with respect to any Class, will mean the certificate rate set forth in "Series Summary" with respect to such Class, as the rate may be adjusted at the beginning of each Interest Accrual Period.

     "Class A Expected Final Payment Date" will mean the Distribution Date in July 2003.

     "Class A Initial Investor Interest" will mean $500,000,000.

     "Class Additional Funds," if applicable, will mean, for any Distribution Date, an amount equal to the product of (i) a fraction the numerator of which will be the Class Investor Interest and the denominator of which will be the sum of the Class Investor Interests for each Class of the Series offered hereby and
(ii) the amount of Series Additional Investor Funds, in each case for such Distribution Date.

     "Class Alternative Deficiency Amount" will mean, on any Payment Date, the Class Deficiency Amount that would have been calculated for such Class on such Payment Date if the aggregate unreimbursed Investor Losses on such Payment Date equalled zero.

     "Class B Available Collections," will mean, with respect to any Distribution Date, an amount equal to the sum of (i) Class B Available Finance Charge Collections for such Distribution Date and (ii) Class B Principal Collections for such Distribution Date.

     "Class B Available Finance Charge Collections" will mean, with respect to any Distribution Date, an amount equal to the sum of Class B Finance Charge Collections, Class B Investment Income, Class B Yield Collections and Class B Additional Funds for such Distribution Date (less Class B Excess Servicing).

     "Class B Expected Final Payment Date" will mean the Distribution Date in August 2003.

     "Class B Initial Investor Interest" will mean $26,316,000.

     "Class B Subordinated Payment" will mean, with respect to any Distribution Date, the amount, if any, withheld from Class B Available Collections and paid to or for the benefit of the Class A Certificateholders on such Distribution Date.

     "Class Charge-Off Reimbursement Amount" will mean, with respect to any Distribution Date, the total amount by which the Class Cumulative Investor Charged-Off Amount for the Class is reduced on that Distribution Date pursuant to the provisions of the Series Supplement.

     "Class Cumulative Investor Charged-Off Amount" will mean, for any Distribution Date, the sum of the Class Investor Charged-Off Amounts for the Class for all preceding Due Periods that have not been reimbursed prior to such Distribution Date, plus the Class Investor Charged-Off Amount for the Class for the Due Period related to such Distribution Date. The Class Cumulative Investor Charged-Off Amount with respect to each Class initially will be zero.

     "Class Deficiency Amount" will mean, on any Payment Date, the amount, if any, by which (i) the sum of (a) Certificate Interest for the Class accrued since the immediately preceding Payment Date, (b) if, since the immediately preceding Payment Date and prior to the current Payment Date, a Reimbursed Loss Event has occurred, the sum of (1) the Reimbursed Loss Interest for each previous Distribution Date since the last Distribution Date on which Investor Losses for the Class equalled zero and (2) the Reimbursed Loss Interest Gross-up Amount for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for the Class equalled zero, (c) the Class Deficiency Amount on the immediately preceding Payment Date and (d) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by the product of (1) a fraction the numerator of which is the Certificate Rate for the Class for the relevant Due Periods and the denominator of which is twelve and (2) the number of Distribution Dates from and including the preceding Payment Date to but excluding the current Payment Date exceeds (ii) the amount deposited since the immediately preceding Payment Date into the Series Interest Funding Account. The Class Deficiency Amount for each Class initially will be zero.

     "Class Excess Servicing" will mean, on any Distribution Date, the positive difference, if any, between (i) the sum of Class Finance Charge Collections for the related Due Period, Class Investment Income earned since the preceding Distribution Date, Class Yield Collections for the related Due Period and Class Additional Funds for that Distribution Date and (ii) the Class Required Amount.

     "Class Finance Charge Collections" will mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, an amount equal to the product of (x) the Class Percentage with respect to Finance Charge Collections for the related Distribution Date and (y) the amount of Finance Charge Collections for such day or for the related Due Period, as applicable; provided, however, that Class Finance Charge Collections for each Class will be increased by the lesser of (i) the amount of Class Investment Shortfall for such Class and (ii) an amount equal to the product of the total amount of Finance Charge Collections otherwise allocable to Greenwood for the related Due Period and a fraction the numerator of which is the Class Invested Amount for such Class and the denominator of which is the Aggregate Invested Amount; and provided, further, that notwithstanding the foregoing, Class Finance Charge Collections for each Class will not, with respect to any such day, Distribution Date or Trust Distribution Date during the Accumulation Period, as applicable, exceed the amount that would be available if the Class Percentage with respect thereto were the percentage equivalent of a fraction the numerator of which is the amount of the Class Investor Interest on the last day of the Due Period prior to the commencement of the Accumulation Period, and the denominator of which is the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each series then outstanding (including the Series established hereby) as of such day, Distribution Date or Trust Distribution Date, as applicable.

     "Class Invested Amount" will mean, for any Distribution Date, an amount equal to the Class Initial Investor Interest minus the sum of (i) the aggregate amount of payments of Certificate Principal paid to the Investor Certificateholders of such Class prior to such Distribution Date, (ii) the aggregate amount of Investor Losses of such Class not reimbursed prior to such Distribution Date and (iii) the aggregate amount of losses of principal on investments of funds on deposit for the benefit of such Class in the Series Principal Funding Account, if applicable.

     "Class Investment Income" will mean, with respect to any Class, income from the investment of funds on deposit in the Series Principal Funding Account for the benefit of such Class less Excess Income.

     "Class Investment Shortfall" with respect to each Class with respect to any Distribution Date during the Accumulation Period will mean an amount equal to the positive difference, if any, between (i) one-twelfth of the product of (a) the Certificate Rate and (b) the amount on deposit in the Series Principal Funding Account for the benefit of such Class as of the end of the previous Distribution Date and (ii) Class Investment Income for the related Due Period.

     "Class Investor Charged-Off Amount" will mean, for any Distribution Date, an amount equal to the sum of (i) the product of (a) the Charged-Off Amount for such Distribution Date and (b) the Class Percentage with respect to the Class Investor Charged-Off Amount and (ii) in the case of Class B, the sum of (a) the positive difference, if any, between (x) the Class B Subordinated Payment and
(y) the amount of Class B Available Finance Charge Collections and (b) the amount by which the Class A Cumulative Investor Charged-Off Amount is reduced by way of a reallocation of Class B Investor Interest.

     "Class Investor Interest" will mean, on any Distribution Date, an amount equal to the Class Invested Amount for such Class, minus the aggregate amount on deposit in the Series Principal Funding Account for the benefit of such Class in respect of Principal Collections.

     "Class Modified Required Amount" will mean, on any Distribution Date, the Class Required Amount for such Distribution Date minus the sum of all accrued but unpaid Class Monthly Servicing Fees.

     "Class Monthly Deficiency Amount" will mean, for any Distribution Date, the amount by which the Class Modified Required Amount exceeds the amounts available to pay the Class Modified Required Amount on such Distribution Date. The Class Monthly Deficiency Amount for each Class initially will be zero.

     "Class Percentage" will mean, with respect to any Distribution Date or any Trust Distribution Date, as applicable:

          (i) when used with respect to the Charged-Off Amount, the percentage equivalent of a fraction the numerator of which will be the amount of the Class Investor Interest and the denominator of which will be the greater of
     (a) the amount of Principal Receivables in the Trust and (b) the Aggregate Investor Interest, in each case on the first day of the related Due Period; or

         (ii) when used with respect to Principal Collections prior to the occurrence of a Fixed Principal Allocation Event, the percentage equivalent of a fraction the numerator of which will be the amount of the Class Investor Interest on the first day of the related Due Period and the denominator of which will be the greater of (a) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (b) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each series then outstanding as of such Distribution Date or Trust Distribution Date, as applicable; or

        (iii) when used with respect to Principal Collections on and after the occurrence of a Fixed Principal Allocation Event, the percentage equivalent of a fraction, the numerator of which will be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of a Fixed Principal Allocation Event, and the denominator of which will be the greater of (a) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (b) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each series then outstanding as of such Distribution Date or Trust Distribution Date, as applicable; or

         (iv) when used with respect to Finance Charge Collections during the Revolving Period, the Accumulation Period and, provided that an Effective Alternative Credit Support Election has been made, the Amortization Period, the percentage equivalent of a fraction the numerator of which will be the amount of the Class Investor Interest on the first day of the related Due Period and the denominator of which will be the greater of (a) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (b) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each series then outstanding as of such Distribution Date or Trust Distribution Date, as applicable; or

          (v) when used with respect to Finance Charge Collections during the Amortization Period, provided that an Effective Alternative Credit Support Election has not been made, the percentage equivalent of a fraction the numerator of which will be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of an Amortization Event, and the denominator of which will be the greater of (a) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (b) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each series then outstanding as of such Distribution Date or Trust Distribution Date, as applicable.

     "Class Principal Collections" will mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, an amount equal to the product of (i) the Class Percentage with respect to Principal Collections for the related Distribution Date and (ii) the amount of Principal Collections for such day or for the related Due Period, as applicable.

     "Class Required Amount" will mean, on any Distribution Date, the sum of (i) Certificate Interest with respect to the Class for such Distribution Date, (ii) the Class Monthly Deficiency Amount on the immediately preceding Distribution Date, (iii) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by a fraction the numerator of which is the Certificate Rate for the Class plus 2.00% per annum and the denominator of which is twelve, (iv) if on the immediately preceding Distribution Date a Reimbursed Loss Event has occurred, the sum of (a) the Reimbursed Loss Interest for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for the Class equalled zero, (b) the Reimbursed Loss Interest Gross-up Amount for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for the Class equalled zero and (c) for any Distribution Date following the Distribution Date immediately following the Reimbursed Loss Event to and including the next Payment Date, the Reimbursed Loss Interest Gross-up Amount for such Distribution Date and (v) the sum of all accrued but unpaid Class Monthly Servicing Fees.

     "Class Yield Collections" will mean, with respect to any day or any Distribution Date, as applicable, an amount equal to the product of the Class Yield Percentage and the amount of Series Yield Collections for such day or the related Due Period, as applicable.

     "Class Yield Percentage" will mean, on any Distribution Date (a) during the Revolving Period, the Accumulation Period and, provided that an Effective Alternative Credit Support Election has been made, the Amortization Period, the percentage equivalent of a fraction the numerator of which will be the Class Investor Interest and the denominator of which will be the Series Investor Interest, in each case as of the first day of the related Due Period; or (b) provided that an Effective Alternative Credit Support Election has not been made, during the Amortization Period, the percentage equivalent of a fraction the numerator of which will be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of an Amortization Event and the denominator of which will be the sum of the numerators used in calculating the Class Yield Percentages for each Class of the Series offered hereby as of that Distribution Date.

     "Controlled Accumulation Amount" will mean, with respect to any Distribution Date related to the Accumulation Period, an amount equal to the sum of the Accumulation Amount and any existing Deficit Accumulation Amount; provided, however, that the Controlled Accumulation Amount will not be less than zero and will not exceed an amount equal to the Class A Invested Amount or, on the Class A Expected Final Payment Date and Class B Expected Final Payment Date, the Series Invested Amount.

     "Controlled Liquidation Amount," if applicable with respect to other series issued from the Trust, shall have the meaning set forth in the applicable Series Supplement.

     "Credit Enhancement Drawing" will mean any drawing made under the Credit Enhancement.

     "Credit Enhancement Fee" will mean on any Distribution Date, the sum of all fees and interest payable to the Credit Enhancement Provider or the Trustee as administrator of the Credit Enhancement for the related Due Period pursuant to the Credit Enhancement Agreement.

     "Deficit Accumulation Amount" will mean, with respect to the first Distribution Date of the Accumulation Period, zero, and with respect to any other Distribution Date of the Accumulation Period, the amount, if any, by which the amount deposited in the Series Principal Funding Account on the preceding Distribution Date is less than the Controlled Accumulation Amount for such preceding Distribution Date.

     "Distribution Date" will mean the 15th day of each calendar month, or, if such 15th day is not a Business Day, the next succeeding Business Day, commencing in August 1998.

     "Drawing Date" will mean the first Business Day preceding each Distribution Date.

     "Effective Alternative Credit Support Election" will mean an Alternative Credit Support Election that has become effective pursuant to the provisions of the Series Supplement.

     "Estimated Investment Shortfall" will mean, on any date of determination the positive difference, if any, between (i) the Certificate Rate for the Class for whose benefit the amounts on deposit in the Series Principal Funding Account are held as of such date of determination and (ii) the weighted average yield (expressed as a Money Market Yield) on the investments in the Series Principal Funding Account as of such date of determination.

     "Estimated Yield" will mean on any date of determination the Portfolio Yield for the immediately preceding Due Period less 2.00%.

     "Excess Income" on any Distribution Date will mean the positive difference, if any, between (a) interest and other income (net of investment expenses) on such Distribution Date with respect to the funds on deposit in the Series Principal Funding Account during the related Interest Period and (b) the amount on deposit in the Series Principal Funding Account in respect of Certificate Principal during such Interest Period multiplied by a fraction, the numerator of which is the Certificate Rate for the Class for whose benefit the amounts on deposit in the Series Principal Funding Account are held during such Interest Period and the denominator of which is twelve.

     "Fixed Principal Allocation Event" will mean the earliest of (a) the beginning of the Due Period immediately following the Due Period related to the first Distribution Date during the Accumulation Period on which the Series Available Principal Amount is less than zero; (b) the date on which an Amortization Event occurs; and (c) a date selected by the Master Servicer, if any. If the Master Servicer establishes a date for a Fixed Principal Allocation Event pursuant to clause (c) of the preceding sentence, the Master Servicer will provide notification of such date to Greenwood, the Trustee, the Credit Enhancement Provider and the Rating Agencies no later than two Business Days prior to such date.

     "Funded Credit Enhancement" will mean any Credit Enhancement that consists of funds on deposit in one or more segregated trust accounts in the corporate trust department of an office or branch of the Trustee or a Qualified Institution for the benefit of the investor certificateholders of a series, including, without limitation, a reserve account or a cash collateral account.

     "Group Available Principal Amount" will mean, with respect to each Distribution Date, the amount remaining on deposit in the Group One Principal Collections Reallocation Account on that Distribution Date after all withdrawals have been made from such account for the benefit of any series in Group One, but before such amount is withdrawn from the Group One Principal Collections Reallocation Account and deposited into the Collections Account pursuant to the provisions of the Series Supplement.

     "Group Excess Spread" will mean, for any Distribution Date, the sum of the Series Excess Spreads for each series that is a member of the same Group as the Series offered hereby, in each case for such Distribution Date.

     "Group Finance Charge Collections Reallocation Account" will mean the non-interest bearing segregated trust account for reallocated Finance Charge Collections for a Group established and maintained by the

Trustee with an office or branch of the Trustee or a Qualified Institution for the benefit of the investor certificateholders of each series that is a member of such Group.

     "Group Principal Allocation Event" will mean the first Distribution Date, if any, on which (i) the sum of the amount of Series Principal Collections less the amount of Series Yield Collections for each series that is a member of Group One that is not in its Amortization Period or its Early Accumulation Period, if applicable, is less than (ii) the Group Required Principal Amount for such Distribution Date.

     "Group Principal Collections Reallocation Account" will mean the non-interest bearing segregated trust account for reallocated Principal Collections for a Group established and maintained by the Trustee with an office or branch of the Trustee or a Qualified Institution for the benefit of the investor certificateholders of each series that is a member of such Group.

     "Group Required Principal Amount" will mean, with respect to Group One, for any Distribution Date, the sum of the Series Required Principal Amounts for such Distribution Date for each series that is a member of Group One that is in its Controlled Liquidation Period or Accumulation Period, as applicable.

     "Initial Subordinated Amount" will mean $44,736,860.

     "Interest Accrual Period" will mean, with respect to any Interest Payment Date, the period from and including the Interest Payment Date immediately preceding such Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding such Interest Payment Date.

     "Interest Payment Date" will mean (i) during the Revolving Period and the Accumulation Period, the 15th day of each July and January (or, if such day is not a Business Day, the next succeeding Business Day), commencing in January 1999, and with respect to the Class B Certificates, the Class B Expected Final Payment Date, and (ii) during the Amortization Period, if any, each Special Payment Date.

     "Interest Period" will mean each period from and including a given Distribution Date to but excluding the next following Distribution Date commencing with the first Distribution Date of the Accumulation Period.

     "Investor Loss" will mean, with respect to each Class and any Distribution Date, the excess, if any, of the Class Cumulative Investor Charged-Off Amount over the Class Charge-Off Reimbursement Amount.

     "Investor Servicing Fee Percentage" will mean 2.0% per annum calculated on the basis of a 360-day year of twelve 30-day months.

     "Maximum Class B Credit Enhancement Amount" will mean (A) on any Distribution Date prior to the making of an Effective Alternative Credit Support Election, the greater of (i) $5,263,160 and (ii)(x) if a Supplemental Credit Enhancement Event has not occurred, an amount equal to 4.0% of the Series Investor Interest as of the last day of the related Due Period or (y) if a Supplemental Credit Enhancement Event has occurred, an amount equal to 5.0% of the Series Investor Interest as of the last day of the related Due Period, or
(B) on any Distribution Date subsequent to the making of an Effective Alternative Credit Support Election, the greater of (i) $5,263,160 and (ii) an amount equal to 8.5% of the Series Investor Interest as of the last day of the related Due Period; provided, however, that if an Amortization Event with respect to the Series offered hereby occurs, the Maximum Class B Credit Enhancement Amount for each Distribution Date thereafter will equal the Maximum Class B Credit Enhancement Amount for the Distribution Date immediately preceding the occurrence of the Amortization Event; and provided, further, that if a Credit Enhancement Drawing has been made, until such time as the Available Class B Credit Enhancement Amount has been reinstated in an amount at least equal to the amount of such Credit Enhancement Drawing, the Maximum Class B Credit Enhancement Amount will be the Maximum Class B Credit Enhancement Amount as of the date of such Credit Enhancement Drawing.

     "Maximum Shared Credit Enhancement Amount" will be zero with respect to the Series offered hereby. With respect to other series issued from the Trust, the Maximum Shared Credit Enhancement Amount, if applicable, will have the meaning set forth in the applicable Series Supplement.

     "Money Market Yield" shall mean a yield (expressed as a percentage rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upwards) calculated in accordance with the following formula:

                Money Market Yield =       D X 360 X 100
                                         -----------------
                                           360 - (D X M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the related Interest Accrual Period.

     "Paying Agent" will mean any paying agent appointed pursuant to the Pooling and Servicing Agreement and will initially be the Corporate Trust Office of the Trustee.

     "Portfolio Yield" will mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which will be the sum of
(i) the amount of Finance Charge Collections received during such Due Period,
(ii) the amount of Series Yield Collections for each series then outstanding (including the Series offered hereby) for such Due Period and (iii) the amount of Series Additional Funds for each series then outstanding (including the Series offered hereby) for such Due Period, and the denominator of which will be the total amount of Principal Receivables in the Trust as of the first day of such Due Period.

     "Principal Commencement Date" will mean the first day of the Due Period related to the August 2002 Distribution Date (or such later Distribution Date as the Master Servicer may elect in accordance with the Series Supplement).

     "Principal Distribution Amount" will mean, with respect to any Distribution Date occurring in (i) the Controlled Liquidation Period, the Controlled Liquidation Amount, (ii) the Accumulation Period, the Controlled Accumulation Amount, or (iii) the Amortization Period, the Series Investor Interest.

     "Reimbursed Loss Event" will mean, with respect to each Class for any Distribution Date, the occurrence of the reimbursement of Investor Losses with respect to such Class on such Distribution Date such that the aggregate amount of unreimbursed Investor Losses for such Class is reduced to zero.

     "Reimbursed Loss Interest" will mean, with respect to each Class for any Distribution Date, an amount equal to the product of (i) the aggregate amount of Investor Losses with respect to that Class that have not been reimbursed prior to the commencement of the related Due Period and (ii) a fraction the numerator of which is the Certificate Rate for such Class for the related Due Period and the denominator of which is twelve.

     "Reimbursed Loss Interest Gross-up Amount" will mean, with respect to each Class for any Distribution Date, an amount equal to the product of (i) the positive difference, if any, between the Class Alternative Deficiency Amount for the immediately preceding Payment Date and the actual Class Deficiency Amount for the immediately preceding Payment Date and (ii) a fraction the numerator of which is the Certificate Rate for such Class for the related Due Period and the denominator of which is twelve.

     "Required Daily Deposit," if applicable, will mean, with respect to each Servicer, an amount equal to:

          (a) during the Revolving Period and the Accumulation Period, the sum of

              (x)(1) during the Revolving Period, an amount equal to the sum of
        (i) the sum of the Class Finance Charge Collections and the Class Yield Collections for each Class for such day and (ii) the amount of Class B Principal Collections for such day minus the sum of the Class B Yield Collections for such day and all accrued but unfunded Class A Monthly Servicing Fees; or (2) during the Accumulation Period, an amount equal to the sum of (i) the amount set forth in clause (1) above and (ii)(A) until the aggregate amount deposited during such Due Period pursuant to this clause (ii) equals the Controlled Accumulation Amount, for the related Distribution Date, the amount of Class A Principal Collections for such day less the amount of Class A Yield Collections for such day and (B) thereafter, zero; plus

              (y) the positive difference, if any, between (1) the Class A Percentage for the related Distribution Date with respect to Principal Collections times the amount of Principal Collections received during the Due Period through and including such day less the Class A Yield Percentage times the amount of Series Yield Collections received during the Due Period through and including such day, and less any amounts deposited into the Collections Account during the Due Period through and including such day pursuant to clause (x)(2)(ii)(A) above or previously deposited during such Due Period pursuant to this clause (y) and (2) the positive difference, if any, between (i) an amount equal to
        (A) the aggregate amount of Principal Receivables in the Trust as of such day multiplied by a fraction the numerator of which will be the Series Initial Investor Interest and the denominator of which will be the sum of the Series Initial Investor Interest for each series then outstanding minus (B) the Series Investor Interest as of the end of the immediately preceding Due Period (after giving effect to payments of principal made or to be made on the related Distribution Date) and (ii) an amount equal to the positive difference between the Series Minimum Principal Receivables Balance and the Series Investor Interest; provided, however, that any calculation under this paragraph (y) that results in a number less than zero will be treated as zero; or

        (b) during the Amortization Period, an amount equal to the sum of the Series Finance Charge Collections and the Series Principal Collections for such day minus all accrued but unfunded Class A Monthly Servicing Fees;

multiplied, in each case, by a fraction the numerator of which will be the aggregate amount of Principal Receivables in the Trust that are serviced by such Servicer and the denominator of which will be the aggregate amount of Principal Receivables in the Trust; provided, however, that if any Servicer is unable to make the calculations set forth above on any day, the Required Daily Deposit for that Servicer for that day will be equal to all the Collections received by that Servicer on that day; and provided, further, that, notwithstanding the above, a Servicer may use Collections received by it for its own account prior to the applicable Distribution Date if such use will not result in the lowering or withdrawal of the rating of any class of any series then outstanding by the Rating Agencies.

     "Series Additional Investor Funds," if applicable, will mean, for any Distribution Date, the Additional Funds deposited into the Series Collections Account for the series on that Distribution Date.

     "Series Available Principal Amount" will mean, for any Distribution Date, if a Group Principal Allocation Event has occurred, for each series that is a member of Group One that is in its Controlled Liquidation Period or Accumulation Period, as applicable, an amount calculated as follows: for each such series, seriatim, beginning with the series with the largest Series Investor Interest for such Distribution Date (and if more than one series has the same Series Investor Interest on such Distribution Date, beginning with whichever of such series has the longest time remaining in its Controlled Liquidation Period or Accumulation Period, as applicable (assuming that no Amortization Event or Early Accumulation Event occurs with respect to such series)), an amount equal to (x) the Group Available Principal Amount less (y) the Series Required Principal Amount less the amount of such series' Controlled Liquidation Amount or Controlled Accumulation Amount, as applicable, that was funded on such Distribution Date (including any portion of such amount that was funded by amounts withdrawn from the applicable Group Principal Collections Reallocation Account pursuant to the provisions of the Series Supplement with respect to such series). For purposes of calculating the Series Available Principal Amount for each other such series, the Group Available Principal Amount shall be reduced by the Series Available Principal Amount for the prior series for which the Series Available Principal Amount was calculated.

     "Series Collections Account" will mean the non-interest bearing segregated trust account for Collections allocated to the Series offered hereby established and maintained by the Trustee with an office or branch of the Trustee or a Qualified Institution for the benefit of the Investor Certificateholders of the Series offered hereby.

     "Series Cut-Off Date" will mean July 1, 1998.

     "Series Distribution Account" will mean the non-interest bearing segregated trust account for Finance Charge Collections allocated to the Series offered hereby established and maintained by the Trustee with an office or branch of the Trustee or a Qualified Institution for the benefit of the Investor Certificateholders of the Series offered hereby.

     "Series Excess Servicing" will mean, as of any Distribution Date, the sum of the amount of Class A Excess Servicing and Class B Excess Servicing for that Distribution Date.

     "Series Excess Spread" will mean, for any Distribution Date, an amount equal to (a) the sum of Series Finance Charge Collections, Series Yield Collections, Series Additional Investor Funds and any Class Investment Income for any Class of the Series offered hereby minus (b) the sum of (i) the sum of the amount of Certificate Interest for each Class of the Series offered hereby,
(ii) the Investor Servicing Fee, (iii) the product of the Series Percentage with respect to the Charged-Off Amount and the Charged-Off Amount, and (iv) the Credit Enhancement Fee, in each case for the Distribution Date.

     "Series Finance Charge Collections" will mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, the sum of the amount of Class Finance Charge Collections for each Class for such day or for the related Due Period, as applicable.

     "Series Initial Investor Interest" will mean $526,316,000.

     "Series Interest Funding Account" will mean the non-interest bearing segregated trust account for Certificate Interest to be paid to the Investor Certificateholders of the Series offered hereby established and maintained by the Trustee with an office or branch of the Trustee or a Qualified Institution for the benefit of the Investor Certificateholders of the Series offered hereby.

     "Series Invested Amount" will mean, with respect to any Distribution Date, the sum of the Class A Invested Amount and the Class B Invested Amount on such Distribution Date.

     "Series Investor Interest" will mean, with respect to any Distribution Date, the sum of the Class A Investor Interest and the Class B Investor Interest on such Distribution Date.

     "Series Minimum Principal Receivables Balance" will mean, on any date of determination the sum of (A) (i) if a Fixed Principal Allocation Event has not occurred, the Series Investor Interest on such date of determination, divided by
0.93 or (ii) if a Fixed Principal Allocation Event has occurred, the Series Investor Interest as of the date of the occurrence of the Fixed Principal Allocation Event divided by 0.93 and (B) (x) the product of (i) the sum of (1) the amount on deposit in the Series Principal Funding Account on such date of determination and (2) for any date of determination during the Accumulation Period, the Controlled Accumulation Amount for the next Distribution Date, and
(ii) a fraction the numerator of which is the Estimated Investment Shortfall and the denominator of which is the Estimated Yield, in each case on such date of determination, divided by (y) 0.93; provided, however, that Greenwood may, upon 30 days' prior notice to the Trustee, the Rating Agencies and the Credit Enhancement Provider, reduce the Series Minimum Principal Receivables Balance by increasing the divisors set forth above, subject to the condition that Greenwood shall have been notified by the Rating Agencies that such reduction would not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding, and provided, further, that the divisors set forth above may not be increased to more than 0.98.

     "Series Percentage" will mean, with respect to any specified category, with respect to any Distribution Date or Trust Distribution Date, as applicable, the sum of the Class A Percentage and the Class B Percentage with respect to such category on such Distribution Date or Trust Distribution Date, as applicable.

     "Series Principal Collections" will mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, the sum of the amount of Class Principal Collections for each Class for such day or for the related Due Period, as applicable.

     "Series Principal Collections Account" will mean the non-interest bearing segregated trust account for Principal Collections allocated to the Series offered hereby established and maintained by the Trustee with an office or branch of the Trustee or a Qualified Institution for the benefit of the Investor Certificateholders of the Series offered hereby.

     "Series Principal Funding Account" will mean the non-interest bearing segregated trust account for Principal Collections to be paid to the Investor Certificateholders of the Series offered hereby established and maintained by the Trustee with an office or branch of the Trustee or a Qualified Institution for the benefit of the Investor Certificateholders of the Series offered hereby.

     "Series Required Principal Amount" will mean, with respect to each Distribution Date, with respect to each series that is a member of Group One that is in its Controlled Liquidation Period or Accumulation Period, as applicable, (i) if the related Due Period does not occur in February, 125% or
(ii) if the related Due Period occurs in February, 105%, of the Controlled Liquidation Amount or the Controlled Accumulation Amount, as applicable, for the series for such Distribution Date.

     "Series Termination Date" will mean the first Business Day following the Distribution Date in January 2006.

     "Series Yield Collections" will mean, with respect to any day or any Distribution Date, as applicable, an amount equal to the product of the Series Yield Factor and the amount of Series Principal Collections for such day or the related Due Period, as applicable.

     "Series Yield Factor" will initially be zero, but may be increased by the Master Servicer pursuant to the terms of the Series Supplement for the Series offered hereby.

     "Special Payment Date" will mean each Distribution Date with respect to the Amortization Period, if any.

     "Stated Class B Credit Enhancement Amount" will mean $21,052,640.

     "Supplemental Credit Enhancement Amount" will mean the lesser of (x)(i) $5,263,160 prior to the occurrence of an Alternative Credit Support Election or
(ii) zero following the occurrence of an Alternative Credit Support Election and
(y) the difference between the Maximum Class B Credit Enhancement Amount (after giving effect to the occurrence of a Supplemental Credit Enhancement Event) and the Available Class B Credit Enhancement Amount (immediately before giving effect to the occurrence of a Supplemental Credit Enhancement Event).

     "Supplemental Credit Enhancement Event" will occur the first time the long-term debt or deposit rating of Greenwood or any Additional Seller is withdrawn or reduced below BBB- by Standard & Poor's.

     "Trustee" will mean U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), its successors and assigns.

                                    ANNEX A
                                  OTHER SERIES

     The table below sets forth the principal characteristics of the Class A and Class B Credit Card Pass-Through Certificates of Series 1993-1, Series 1993-2, Series 1993-3, Series 1994-2, Series 1994-3, Series 1994-A, Series 1995-1,
Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-2, Series 1996-3,
Series 1996-4, Series 1996-5, Series 1997-1, Series 1997-2, Series 1997-3,
Series 1997-4, Series 1998-1, Series 1998-2, Series 1998-3, Series 1998-4 and
Series 1998-5, the only series heretofore issued by the Trust and currently outstanding. For more specific information with respect to any series, any prospective investor should contact the Servicer at (813) 288-3418. The Servicer will provide, without charge, to any prospective purchaser of the Investor Certificates, a copy of the Prospectus, Prospectus Supplement, if applicable, and Series Supplement (without exhibits) for any publicly-issued series.

1. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1993-1

Group........................................................................One
Class A Initial Investor Interest...................................$750,000,000
Class B Initial Investor Interest....................................$47,873,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate.........................................5.30% per annum
Type......................................................Controlled Liquidation
Class A Controlled Liquidation Period....................Commencing May 15, 1998
Class B Controlled Liquidation Payment..............................May 17, 1999
Initial Credit Enhancement...........................................$35,904,285
Series Closing Date.............................................October 27, 1993
Series Termination Date.........................................October 16, 2001

     Series 1993-1 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

2. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1993-2

Group........................................................................One
Class A Initial Investor Interest...................................$800,000,000
Class B Initial Investor Interest....................................$33,334,000
Class A Certificate Rate.........................................5.40% per annum
Class B Certificate Rate.........................................5.75% per annum
Type......................................................Controlled Liquidation
Class A Controlled Liquidation Period...................Commencing June 15, 1998
Class B Controlled Liquidation Payment.............................June 15, 1999
Initial Credit Enhancement...........................................$29,166,690
Series Closing Date.............................................December 1, 1993
Series Termination Date........................................November 16, 2001

     Series 1993-2 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

3. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1993-3

Group........................................................................One
Class A Initial Investor Interest...................................$350,000,000
Class B Initial Investor Interest....................................$16,493,000
Class A Certificate Rate.........................................6.20% per annum
Class B Certificate Rate.........................................6.45% per annum
Type.............................................................Bullet Maturity

Class A Expected Final Payment.................................November 17, 2003
Class B Expected Final Payment.................................December 15, 2003
Initial Credit Enhancement...........................................$14,659,720
Series Closing Date............................................November 23, 1993
Series Termination Date.............................................May 16, 2006

     Series 1993-3 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

4. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1994-2

Group........................................................................One
Class A Initial Investor Interest...................................$850,000,000
Class B Initial Investor Interest....................................$44,737,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate.........................................8.05% per annum
Type......................................................Controlled Liquidation
Class A Controlled Liquidation Period....................Commencing May 15, 2001
Class B Controlled Liquidation Payment..............................May 15, 2002
Initial Credit Enhancement...........................................$44,736,850
Series Closing Date.............................................October 14, 1994
Series Termination Date.........................................October 16, 2004

     Series 1994-2 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

5. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1994-3

Group........................................................................One
Class A Initial Investor Interest...................................$750,000,000
Class B Initial Investor Interest....................................$39,474,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate.........................................7.75% per annum
Type.............................................................Bullet Maturity
Class A Expected Final Payment..................................October 15, 1999
Class B Expected Final Payment..................................October 15, 1999
Initial Credit Enhancement...........................................$39,473,700
Series Closing Date.............................................October 20, 1994
Series Termination Date...........................................April 16, 2002

     Series 1994-3 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

6. CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1994-A

Group........................................................................Two
Class Investor Interest...........................................$2,550,000,000
Class Certificate Rate.............................................Floating Rate
Type......................................................Controlled Liquidation
Credit Enhancement..................................................$204,000,000
Series Closing Date............................................December 20, 1994
Series Termination Date.............................................May 16, 2002

     Series 1994-A provides for reallocation of Collections to other series in Group Two to the extent provided in the Series Supplements relating to such other series.

7. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1995-1

Group........................................................................One
Class A Initial Investor Interest...................................$600,000,000
Class B Initial Investor Interest....................................$31,579,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment...................................August 16, 2004
Class B Expected Final Payment................................September 15, 2004
Initial Credit Enhancement...........................................$37,894,740
Series Closing Date...............................................April 19, 1995
Series Termination Date........................................February 16, 2007

     Series 1995-1 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

8. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1995-2

Group........................................................................One
Class A Initial Investor Interest...................................$500,000,000
Class B Initial Investor Interest....................................$26,316,000
Class A Certificate Rate...................................................6.55%
Class B Certificate Rate...................................................6.75%
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date..............................August 15, 2000
Class B Expected Final Payment Date...........................September 15, 2000
Initial Credit Enhancement...........................................$15,789,480
Series Closing Date...............................................August 1, 1995
Series Termination Date........................................February 18, 2003

     Series 1995-2 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

9. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1995-3

Group........................................................................One
Class A Initial Investor Interest...................................$500,000,000
Class B Initial Investor Interest....................................$26,316,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date...........................September 16, 2002
Class B Expected Final Payment Date.............................October 15, 2002
Initial Credit Enhancement...........................................$31,578,960
Series Closing Date...........................................September 28, 1995
Series Termination Date...........................................March 16, 2005

     Series 1995-3 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

10. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1996-1

Group........................................................................One
Class A Initial Investor Interest.................................$1,000,000,000
Class B Initial Investor Interest....................................$52,632,000

Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date.............................January 15, 2001
Class B Expected Final Payment Date............................February 15, 2001
Initial Credit Enhancement...........................................$57,894,760
Series Closing Date.............................................January 18, 1996
Series Termination Date............................................July 16, 2003

     Series 1996-1 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

11. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1996-2

Group........................................................................One
Class A Initial Investor Interest...................................$900,000,000
Class B Initial Investor Interest....................................$47,369,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date.............................January 15, 2003
Class B Expected Final Payment Date............................February 17, 2003
Initial Credit Enhancement...........................................$56,842,140
Series Closing Date.............................................January 29, 1996
Series Termination Date............................................July 18, 2005

     Series 1996-2 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

12. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1996-3

Group........................................................................One
Class A Initial Investor Interest...................................$600,000,000
Class B Initial Investor Interest....................................$31,579,000
Class A Certificate Rate...................................................6.05%
Class B Certificate Rate...................................................6.25%
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date............................February 15, 2006
Class B Expected Final Payment Date...............................March 15, 2006
Initial Credit Enhancement...........................................$18,947,370
Series Closing Date............................................February 21, 1996
Series Termination Date..........................................August 18, 2008

     Series 1996-3 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

13. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1996-4

Group........................................................................One
Class A Initial Investor Interest.................................$1,000,000,000
Class B Initial Investor Interest....................................$52,632,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date...............................April 15, 2011
Class B Expected Final Payment Date.................................May 16, 2011
Initial Credit Enhancement...........................................$63,157,920
Series Closing Date...............................................April 30, 1996
Series Termination Date.........................................October 16, 2013

     Series 1996-4 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

14. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1996-5

Group........................................................................One
Class A Initial Investor Interest................$819,188,676 (DM 1,250,000,000)
Class B Initial Investor Interest....................................$43,116,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date................................July 19, 1999
Class B Expected Final Payment Date..............................August 18, 1999
Initial Credit Enhancement...........................................$47,426,758
Series Closing Date................................................July 24, 1996
Series Termination Date.........................................January 18, 2002

     Series 1996-5 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

15. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1997-1

Group........................................................................One
Class A Initial Investor Interest...................................$750,000,000
Class B Initial Investor Interest....................................$39,474,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date..............................August 15, 2002
Class B Expected Final Payment Date...........................September 16, 2002
Initial Credit Enhancement...........................................$59,210,550
Series Closing Date..............................................August 26, 1997
Series Termination Date........................................February 16, 2005

     Series 1997-1 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

16. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1997-2

Group........................................................................One
Class A Initial Investor Interest...................................$500,000,000
Class B Initial Investor Interest....................................$26,316,000
Class A Certificate Rate..................................................6.792%
Class B Certificate Rate...........................................Floating Rate
Type......................................................Controlled Liquidation
Class A Expected Final Payment Date.............................October 15, 2007
Class B Expected Final Payment Date............................November 15, 2007
Initial Credit Enhancement...........................................$21,052,640
Series Closing Date.............................................October 15, 1997
Series Termination Date...........................................April 16, 2010

     Series 1997-2 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

17. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1997-3

Group........................................................................One
Class A Initial Investor Interest...................................$650,000,000
Class B Initial Investor Interest....................................$34,211,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date.............................October 15, 2004
Class B Expected Final Payment Date............................November 15, 2004
Initial Credit Enhancement...........................................$51,315,825
Series Closing Date.............................................October 23, 1997
Series Termination Date...........................................April 17, 2007

     Series 1997-3 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

18. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1997-4

Group........................................................................One
Class A Initial Investor Interest...................................$750,000,000
Class B Initial Investor Interest....................................$39,474,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date.............................October 15, 2000
Class B Expected Final Payment Date............................November 15, 2000
Initial Credit Enhancement...........................................$59,210,550
Series Closing Date.............................................October 31, 1997
Series Termination Date...........................................April 16, 2003

     Series 1997-4 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

19. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1998-1

Group........................................................................One
Class A Initial Investor Interest...................................$350,000,000
Class B Initial Investor Interest....................................$18,422,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date............................February 15, 2001
Class B Expected Final Payment Date...............................March 15, 2001
Initial Credit Enhancement...........................................$27,631,650
Series Closing Date.............................................January 14, 1998
Series Termination Date..........................................August 18, 2003

     Series 1998-1 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

20. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1998-2

Group........................................................................One
Class A Initial Investor Interest...................................$500,000,000
Class B Initial Investor Interest....................................$26,316,000
Class A Certificate Rate...................................................5.80%
Class B Certificate Rate...................................................5.95%
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date...............................March 15, 2001
Class B Expected Final Payment Date...............................April 16, 2001
Initial Credit Enhancement...........................................$21,052,640
Series Closing Date................................................March 4, 1998
Series Termination Date.......................................September 16, 2003

     Series 1998-2 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

21. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1998-3

Group........................................................................One
Class A Initial Investor Interest...................................$750,000,000
Class B Initial Investor Interest....................................$39,474,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date...............................March 17, 2003
Class B Expected Final Payment Date...............................April 15, 2003
Initial Credit Enhancement...........................................$59,210,550
Series Closing Date...............................................March 25, 1998
Series Termination Date.......................................September 16, 2005

     Series 1998-3 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

22. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1998-4

Group........................................................................One
Class A Initial Investor Interest...................................$500,000,000
Class B Initial Investor Interest....................................$26,316,000
Class A Certificate Rate...................................................5.75%
Class B Certificate Rate...................................................5.90%
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date...............................April 16, 2001
Class B Expected Final Payment Date.................................May 15, 2001
Initial Credit Enhancement...........................................$21,052,640
Series Closing Date................................................April 9, 1998
Series Termination Date.........................................October 16, 2003

     Series 1998-4 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

23. CLASS A AND CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES, SERIES 1998-5

Group........................................................................One
Class A Initial Investor Interest...................................$671,980,000
Class B Initial Investor Interest....................................$35,368,000
Class A Certificate Rate...........................................Floating Rate
Class B Certificate Rate...........................................Floating Rate
Type.............................................................Bullet Maturity
Class A Expected Final Payment Date................................June 16, 2008
Class B Expected Final Payment Date................................July 15, 2008
Initial Credit Enhancement...........................................$53,051,100
Series Closing Date................................................June 12, 1998
Series Termination Date........................................December 16, 2010

     Series 1998-5 provides for reallocation of Collections to other series in Group One to the extent provided in the Series Supplements relating to such other series.

                          DISCOVER CARD MASTER TRUST I
                                 Series 1998-6

                            Greenwood Trust Company
                      Master Servicer, Servicer and Seller

                                  $500,000,000
                           5.85% Class A Credit Card
                           Pass-Through Certificates

                                  $26,316,000
                           6.05% Class B Credit Card
                           Pass-Through Certificates

                      ------------------------------------
                             PROSPECTUS SUPPLEMENT
                      ------------------------------------

                    Underwriters of the Class A Certificates

                           MORGAN STANLEY DEAN WITTER

                             ABN AMRO INCORPORATED

                         BANCAMERICA ROBERTSON STEPHENS

                          FIRST UNION CAPITAL MARKETS

                    Underwriter of the Class B Certificates

                           MORGAN STANLEY DEAN WITTER

                                 July 23, 1998